PUTNAM CLOSED-END PROXY

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

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PUTNAM HIGH INCOME SECURITIES FUND
PUTNAM MANAGED MUNICIPAL INCOME TRUST
PUTNAM MASTER INTERMEDIATE INCOME TRUST
PUTNAM MUNICIPAL OPPORTUNITIES TRUST
PUTNAM PREMIER INCOME TRUST

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if Other Than the Registrant)

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We Need Your Vote

Please vote today on matters affecting your investment in the Putnam closed-end funds.

Your prompt response to this proxy statement is important.

Voting now can help save costs.

Voting Options

See enclosed voting card for instructions.

Online

Phone

Mail

A world of investing.™

Putnam INVESTMENTS

A message from Putnam Investments and the Trustees of the Putnam funds

Putnam High Income Securities Fund
Putnam Managed Municipal Income Trust
Putnam Master Intermediate Income Trust
Putnam Municipal Opportunities Trust
Putnam Premier Income Trust

A few minutes of your time now can help save time and expenses later.

Dear Fellow Shareholder:

We are asking for your vote on important matters affecting your investment in one or more of the Putnam closed-end funds. The Putnam closed-end funds will hold an annual shareholder meeting on April 23, 2015 in Boston, Massachusetts. We are asking you — and all shareholders — to consider and vote on the important matters described below.

You may conveniently vote by:

• Visiting the website listed on the proxy card.

• Calling by telephone, using the toll-free number listed on the proxy card.

• Mailing the enclosed proxy card — be sure to sign, date, and return the card in the enclosed postage-paid envelope.

Of course, you are also welcome to attend the annual shareholder meeting on April 23, 2015 and vote your shares in person with respect to the following matters:

2 Proxy Statement

1. Fixing the number of Trustees at 14 and electing Trustees. Shareholders of each fund are being asked to fix the number of Trustees at 14 and to elect Trustees at the upcoming annual meeting. Although Trustees do not manage fund portfolios, they play an important role in protecting shareholders. Trustees are responsible for approving the fees paid to your fund’s investment adviser and its affiliates, reviewing overall fund expenses, selecting the fund’s auditors, monitoring conflicts of interest, overseeing the fund’s compliance with federal securities laws, and voting proxies for the fund’s portfolio securities. All but one of your fund’s Trustees currently are independent of the fund and Putnam Investment Management, LLC (“Putnam Management”).

2. Converting your fund to an open-end investment company (All funds except Putnam Municipal Opportunities Trust). Your fund’s governing documents require the fund to submit for shareholder vote a proposal to convert the fund to an open-end investment company if the fund’s shares trade at a discount from net asset value (“NAV”) over a specified time period. The Trustees recommend that shareholders vote against converting your fund at this time. As discussed in this proxy statement, the Trustees believe that your fund’s status as a closed-end fund offers potential investment benefits, including the ability to remain more fully invested in longer-term, higher-yielding securities. The Trustees do not believe that recent discount levels are currently a sufficient justification for abandoning the advantages of the closed-end structure through conversion to open-end status.

Detailed information regarding these proposals may be found in the enclosed proxy statement.

Please vote today.

We encourage you to sign and return your proxy card today or, alternatively, to vote online or by telephone using the voting control number that appears on your proxy card. Delaying your vote will increase fund expenses if further mailings are required. Your shares

Proxy Statement 3

will be voted on your behalf exactly as you have instructed. If you sign the proxy card without specifying your vote, your shares will be voted in accordance with the Trustees’ recommendations.

Your vote is extremely important. If you have questions, please call toll-free 1-800-283-5915 or contact your financial advisor.

We appreciate your participation and prompt response, and thank you for investing in the Putnam funds.

Sincerely yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair
Board of Trustees
The Putnam Funds

February 24, 2015

4 Proxy Statement

Table of Contents

Notice of Annual Meeting of Shareholders	6

Trustees’ Recommendations	7

The Proposals	9
1a. FIXING THE NUMBER OF TRUSTEES AT 14	9
1b. ELECTING TRUSTEES	9
2. APPROVING CONVERSION TO AN OPEN-END
INVESTMENT COMPANY	31

Further Information About Voting and the Annual Meeting	50

Fund Information	55

PROXY CARD(S) ENCLOSED

If you have any questions, please call toll-free 1-800-283-5915 or call your financial advisor.

Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting to be Held on April 23, 2015.

The proxy statement is available at
www.proxyonline.com/docs/putnamcef.pdf

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Notice of Annual Meeting of Shareholders

To the Shareholders of:
PUTNAM HIGH INCOME SECURITIES FUND
PUTNAM MANAGED MUNICIPAL INCOME TRUST
PUTNAM MASTER INTERMEDIATE INCOME TRUST
PUTNAM MUNICIPAL OPPORTUNITIES TRUST
PUTNAM PREMIER INCOME TRUST

This is the formal agenda for your fund’s annual shareholder meeting. It tells you what proposals will be voted on and the time and place of the annual meeting, in the event you attend in person.

The annual meeting of shareholders of your fund will be held on April 23, 2015 at 11:00 a.m., Boston time, at the principal offices of the funds, One Post Office Square, Boston, Massachusetts 02109, to consider the following proposals, in each case as applicable to the particular funds listed in the table below:

Proposal	Proposal Description	Affected Funds

1a.	Fixing the number of trustees at 14.	All funds

1b.	Electing Trustees.	All funds

2.	Approval of the conversion of your	All funds except Putnam
	fund from closed-end to open-	Municipal Opportunities Trust
end status and certain related
amendments to your fund’s
Declaration of Trust.

By Michael J. Higgins, Clerk, and by the Trustees

Jameson A. Baxter, Chair

Liaquat Ahamed	Paul L. Joskow
Ravi Akhoury	Kenneth R. Leibler
Barbara M. Baumann	Robert E. Patterson
Charles B. Curtis	George Putnam, III
Robert J. Darretta	Robert L. Reynolds
Katinka Domotorffy	W. Thomas Stephens
John A. Hill

In order for you to be represented at your fund’s annual shareholder meeting, we urge you to record your voting instructions over the Internet or by telephone or to mark, sign, date, and mail the enclosed proxy card(s) in the postage-paid envelope provided.

February 24, 2015

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Proxy Statement

This document gives you the information you need to vote on the proposals. Much of the information is required under rules of the Securities and Exchange Commission (the “SEC”); some of it is technical. If there is anything you don’t understand, please call toll-free 1-800-283-5915 or call your financial advisor.

Who is asking for your vote?

The enclosed proxy is solicited by the Trustees of Putnam High Income Securities Fund, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust for use at the annual meeting of shareholders of each fund to be held on April 23, 2015 and, if your fund’s meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Annual Meeting of Shareholders (see previous pages). The Notice of Annual Meeting of Shareholders, the proxy card and this proxy statement are being mailed beginning on or about February 24, 2015.

How do your fund’s Trustees recommend that shareholders vote on these proposals?

The Trustees recommend that you vote

1a. FOR fixing the number of Trustees at 14;

1b. FOR electing your fund’s nominees for Trustees;

2. AGAINST the conversion of your fund from closed-end to open-end status and certain related amendments to your fund’s Declaration of Trust (All funds except Putnam Municipal Opportunities Trust).

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Who is eligible to vote?

Shareholders of record of each fund at the close of business on February 2, 2015 (the “Record Date”) are entitled to be present and to vote at the annual meeting or any adjournment.

Each common shareholder and each preferred shareholder (if applicable) will be entitled to one vote for each share held, with fractional shares voting proportionately. For Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust, the only funds with outstanding preferred shares, the holders of preferred shares and holders of common shares for each fund will together vote as a single class, unless otherwise noted. Shares represented by your duly executed proxy card will be voted in accordance with your instructions. If you sign and return the proxy card but don’t fill in a vote, your shares will be voted in accordance with the Trustees’ recommendations. If any other business properly comes before your fund’s annual meeting, your shares will be voted at the discretion of the persons designated on the proxy card.

Shareholders of each fund vote separately with respect to each proposal. No proposal is contingent on the outcome of any other proposal.

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The Proposals

1a. FIXING THE NUMBER OF TRUSTEES AT 14

Each fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) states that shareholders shall fix the number of Trustees on the fund’s Board of Trustees (the “Board”) at each annual meeting. The Board, based on the recommendation of the Board Policy and Nominating Committee, recommends that shareholders fix the number of Trustees on your fund’s Board at 14. The Board also recommends that shareholders vote to elect its 14 Trustee nominees, as described below in Proposal 1b.

For each fund, if a quorum is present at the annual meeting, a plurality vote, meaning the greatest number of affirmative votes cast by shareholders, will fix the number of Trustees (in the case of Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust, the holders of each fund’s common and preferred shares vote together as a single class).

The Trustees of your fund unanimously recommend that shareholders vote “FOR” fixing the number of Trustees at 14.

1b. ELECTION OF TRUSTEES

Who are the nominees for Trustees?

The Board Policy and Nominating Committee of the Board is responsible for making recommendations concerning the nominees for Trustees of your fund. The Board Policy and Nominating Committee consists solely of Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of your fund or of Putnam Management. Those Trustees who are not “interested persons” of your fund or of Putnam Management are referred to as “Independent Trustees” throughout this proxy statement.

Each fund’s Declaration of Trust requires that shareholders elect the fund’s Trustees by a plurality vote at the fund’s annual meeting. The Board, based on the recommendation of the Board Policy and Nominating Committee, recommends that you vote for the election of the nominees described in the following pages. Each nominee is currently a Trustee of your fund and of the other Putnam funds.

For Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust only.

Pursuant to the Amended and Restated Bylaws of each fund and the 1940 Act, holders of the preferred shares of your fund, voting as a separate class, are entitled to elect two nominees for Trustees. Therefore, Messrs. Hill and Patterson have been nominated to be elected as Trustees by the holders of the preferred shares, voting as a separate class, while the other 12 nominees have been nominated to be elected by the holders of the preferred shares and common shares voting together as a single class.

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Biographical Information For The Funds’ Nominees.

The Board’s nominees for Trustees and their backgrounds are shown in the following pages. This information includes each nominee’s name, year of birth, principal occupation(s) during the past five years, and other information about the nominee’s professional background, including other directorships the nominee holds. Each Trustee oversees all of the Putnam funds and serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, retires, or is removed. The address of all of the Trustees is One Post Office Square, Boston, Massachusetts 02109. As of December 31, 2014, there were 116 Putnam funds.

Independent Trustees

Liaquat Ahamed (Born 1952)
Trustee since 2012

Mr. Ahamed is the Pulitzer Prize-winning author of Lords of Finance: The Bankers Who Broke the World. His articles on economics have appeared in the New York Times, Foreign Affairs, and the Financial Times.

Mr. Ahamed serves as a director of Aspen Insurance Co., a New York Stock Exchange company, and is the Chair of the Aspen Board’s Investment Committee. He is a Trustee of the Brookings Institution (a nonprofit public policy organization), where he serves as Chair of the Investment Committee. He is also a director of the Rohatyn Group, an emerging-market fund complex that manages money for institutions. Mr. Ahamed was previously the Chief Executive Officer of Fischer Francis Trees & Watts, Inc., a fixed income investment management subsidiary of BNP Paribas. He was formerly the head of the investment division at the World Bank, and is a member of the Foreign Affairs Policy Board of the U.S. Department of State.

Mr. Ahamed holds a B.A. in economics from Trinity College, Cambridge University and an M.A. in economics from Harvard University.

Ravi Akhoury (Born 1947)
Trustee since 2009

Mr. Akhoury serves as a Trustee of the Rubin Museum, serving on the Investment Committee, and of the American India Foundation. Mr. Akhoury is also a Director of RAGE Frameworks, Inc. and English Helper, Inc. (each a private software company).

Previously, Mr. Akhoury served as a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and a member of its Compensation Committee. He was also a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee member of Fischer Francis Trees & Watts, a fixed income investment management subsidiary of BNP Paribas. He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a

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member of its Audit and Compensation Committees, and as a Director and member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Mr. Akhoury graduated from the Indian Institute of Technology with a B.S. in Engineering and obtained an M.S. in Quantitative Methods from SUNY at Stony Brook.

Barbara M. Baumann (Born 1955)
Trustee since 2010

Ms. Baumann is President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Ms. Baumann currently serves as a Director of Buckeye Partners, L.P. (a publicly traded master limited partnership focused on pipeline transport, storage and distribution of petroleum products) and Devon Energy Corporation (a leading independent natural gas and oil exploration and production company). Ms. Baumann serves on the Board of The Denver Foundation, is a former Chair of the Board and a current Board member of Girls Inc. of Metro Denver (a nonprofit organization benefitting young women), and serves on the Finance Committee of the Children’s Hospital of Colorado.

Until September 2014, Ms. Baumann was a director of UNS Energy Corporation (a publicly held electric and gas utility in Arizona). Until May 2014, Ms. Baumann was a Director of SM Energy Corporation (a publicly held U.S. exploration and production company). Until May 2012, Ms. Baumann was a Director of CVR Energy, Inc. (a publicly held petroleum refiner and fertilizer manufacturer). Prior to 2003, Ms. Baumann was Executive Vice President of Associated Energy Managers, LLC (a domestic private equity firm). From 1981 until 2000, she held a variety of financial and operational management positions with the global energy company Amoco Corporation and its successor, BP.

Ms. Baumann holds an M.B.A. from The Wharton School of the University of Pennsylvania and a B.A. from Mount Holyoke College.

Jameson A. Baxter (Born 1943)
Trustee since 1994, Vice Chair from 2005 to 2011 and Chair
since 2011

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as Chair of the Mutual Fund Directors Forum, Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter. Until 2011, Ms. Baxter was a director of ASHTA Chemicals, Inc. Until 2007, she was a Director of Banta Corporation (a printing and supply chain

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management company), Ryerson, Inc. (a metals service company), and Advocate Health Care. She has also served as a director on a number of other boards, including BoardSource (formerly the National Center for Nonprofit Boards), Intermatic Corporation (a manufacturer of energy control products), and MB Financial. She is Chair Emeritus of the Board of Trustees of Mount Holyoke College, having served as Chair for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940)
Trustee since 2001

Mr. Curtis serves as Senior Advisor to the Center for Strategic and International Studies and is President Emeritus of the Nuclear Threat Initiative (a private foundation dealing with national security issues). Previously, Mr. Curtis served as President and Chief Operating Officer, Nuclear Threat Initiative.

Mr. Curtis is a member of the Council on Foreign Relations and the U.S. State Department International Security Advisory Board.

Mr. Curtis is an attorney with over 15 years in private practice and 19 years in various positions in public service, including service at the Department of Treasury, the U.S. House of Representatives, the Securities and Exchange Commission, the Federal Energy Regulatory Commission and the Department of Energy.

Prior to April 2013, Mr. Curtis served as a Director of Southern California Edison (a regulated electric utility) and its parent company, Edison International. In accordance with each fund’s retirement policy, Mr. Curtis is expected to retire as a Trustee in 2015.

Robert J. Darretta (Born 1946)
Trustee since 2007

Mr. Darretta serves as Director of UnitedHealth Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement functions. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over 10 years leading various Johnson & Johnson operating companies. From 2009 until 2012, Mr. Darretta served as the Health Care Industry Adviser to Permira, a global private equity firm.

Mr. Darretta received a B.S. in Economics from Villanova University.

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Katinka Domotorffy (Born 1975)
Trustee since 2012

Ms. Domotorffy is a voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. She also serves as the Vice Chair of Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy.

Until December 2011, Ms. Domotorffy was Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Ms. Domotorffy holds a BSc in Economics from the University of Pennsylvania and an MSc in Accounting and Finance from the London School of Economics.

John A. Hill (Born 1942)
Trustee since 1985 and Chairman from 2000 to 2011

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Hong Kong, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 24 companies with annual revenues in excess of $15 billion, which employ over 75,000 people in 50 countries.

Mr. Hill is a Director of Devon Energy Corporation (a leading independent natural gas and oil exploration and production company) and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he serves as Chairman and also chairs the Investment Committee. He is also a member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at the Columbia University Law School.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

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Paul L. Joskow (Born 1947)
Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is the Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT), where he joined the faculty in 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to April 2013, he served as Director of TransCanada Corporation and TransCanada Pipelines Ltd. (energy companies focused on natural gas transmission, oil pipelines, and power services). Prior to August 2007, he served as a Director of National Grid (a U.K.-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the Board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published seven books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — having served as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M.Phil. from Yale University and a B.A. from Cornell University.

Kenneth R. Leibler (Born 1949)
Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston and as a Director of Beth Israel Deaconess Care Organization, an accountable care group jointly owned by the medical center and its affiliated physicians. He is also a Director of Eversource Corporation, which operates New England’s largest energy delivery system, and, until November 2010, was a Director of Ruder Finn Group, a global communications and advertising firm. Prior to December 2006, he served as a Director of the Optimum Funds Group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the

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operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated with a B.A in Economics from Syracuse University.

Robert E. Patterson (Born 1945)
Trustee since 1984

Mr. Patterson is Co-Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate) and Chairman of its Investment Committee.

Mr. Patterson is past Chairman and served as a Trustee of the Joslin Diabetes Center. He previously was a Trustee of the Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III (Born 1951)
Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisors, LLC (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of Epiphany School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Prior to June 2007, Mr. Putnam was President of the Putnam funds. Until 2010, he was a Trustee of St. Mark’s School, until 2006, he was a Trustee of Shore Country Day School, and until 2002, he was a Trustee of the Sea Education Association.

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Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

W. Thomas Stephens (Born 1942)
Trustee from 1997 to 2008, and since 2009

Mr. Stephens retired as Chairman and Chief Executive Officer of Boise Cascade, LLC (a paper, forest products and timberland assets company) in December 2008.

Mr. Stephens is a Director of TransCanada Pipelines, Ltd. (an energy infrastructure company). Until 2010, Mr. Stephens was a Director of Boise Inc. (a manufacturer of paper and packaging products). Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation (a manufacturing company). He holds B.S. and M.S. degrees from the University of Arkansas.

Interested Trustee*

Robert L. Reynolds (Born 1952)
Trustee since 2008 and President of the Putnam Funds since
July 2009

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, LLC (“Putnam Investments”) since 2008 and, since 2014, President and Chief Executive Officer of Great-West Life & Annuity Insurance Company (“Great-West Financial”), a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Mr. Reynolds is a member of Putnam Investments’ and Great-West Financial’s Board of Directors, and President of the Putnam funds. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

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Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute and Boston Chamber of Commerce. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness, and he is a former President of the Commercial Club of Boston.

Mr. Reynolds received a B.S. in Business Administration with a major in Finance from West Virginia University.

* Trustee who is an “interested person” (as defined in the 1940 Act) of the funds and Putnam Management. Mr.  Reynolds is deemed an “interested person” by virtue of his positions as an officer of the funds and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds.

The Board Policy and Nominating Committee is responsible for recommending proposed nominees for election to the Board of Trustees for its approval. In recommending the election or appointment of the current Board members as Trustees, the Committee generally considered the educational, business and professional experience of each Trustee in determining his or her qualifications to serve as a Trustee of the fund, including the Trustee’s record of service as a director or trustee of public and private organizations. This included each Trustee’s previous service as a member of the Board of Trustees of the Putnam funds, during which he or she has demonstrated a high level of diligence and commitment to the interests of fund shareholders and the ability to work effectively and collegially with other members of the Board. The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Trustees.

Independent Trustees:

Liaquat Ahamed — Mr. Ahamed’s experience as Chief Executive Officer of a major investment management organization and as head of the investment division at the World Bank, as well as his experience as an author of economic literature.

Ravi Akhoury — Mr. Akhoury’s experience as Chairman and Chief Executive Officer of a major investment management organization.

Barbara M. Baumann — Ms. Baumann’s experience in the energy industry as a consultant, an investor, and in both financial and operational management positions at a global energy company, and her service as a director of multiple New York Stock Exchange companies.

Jameson A. Baxter — Ms. Baxter’s experience in corporate finance acquired in the course of her career at a major investment bank, her experience as a director and audit committee chair of two New York Stock Exchange companies and her role as Chair of the Mutual Fund Directors Forum.

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Charles B. Curtis — Mr. Curtis’s experience in public and regulatory policy matters relating to energy and finance acquired in the course of his service in various senior positions in government and on numerous boards of public and private organizations. In accordance with each fund’s retirement policy, Mr. Curtis is expected to retire as a Trustee in 2015.

Robert J. Darretta — Mr. Darretta’s experience as the Chief Financial Officer and Vice Chairman of the board of a major New York Stock Exchange health products company.

Katinka Domotorffy — Ms. Domotorffy’s experience as Chief Investment Officer and  Global Head of Quantitative Investment Strategies at a major asset management organization.

John A. Hill — Mr. Hill’s experience as founder and Chairman of an open-end mutual fund and as a founder and lead managing partner of one of the largest private equity firms in the United States.

Paul L. Joskow — Dr. Joskow’s education and experience as a professional economist familiar with financial economics and related issues and his service on multiple for-profit boards.

Kenneth R. Leibler — Mr. Leibler’s extensive experience in the financial services industry, including as Chief Executive Officer of a major asset management organization, and his service as a director of various public and private companies.

Robert E. Patterson — Mr. Patterson’s training and experience as an attorney and his experience as president of a New York Stock Exchange company.

George Putnam, III — Mr. Putnam’s training and experience as an attorney, his experience as the founder and Chief Executive Officer of an investment management firm and his experience as an author of various publications on the subject of investments.

W. Thomas Stephens — Mr. Stephens’s extensive business experience, including his service as Chief Executive Officer of four public companies, as non-executive chairman of two public companies and as a director of numerous other public companies.

Interested Trustee:

Robert L. Reynolds — Mr. Reynolds’s extensive experience as a senior executive of one of the largest mutual fund organizations in the United States and his current role as the President and Chief Executive Officer of Putnam Investments.

Each of the nominees has agreed to serve as a Trustee, if elected. If any of the nominees is unavailable for election at the time of the annual meeting, which is not anticipated, the persons designated on the proxy card may vote for other nominees at their discretion or may fix the number of Trustees at fewer than 14 for your fund.

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What are the Trustees’ responsibilities?

Your fund’s Trustees are responsible for the general oversight of your fund’s affairs. The Trustees regularly review your fund’s investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration and shareholder servicing. At least annually, the Trustees review and evaluate the fees and operating expenses paid by your fund for these services and negotiate changes if they deem it appropriate. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund’s auditors, independent counsel and other experts as appropriate, selected by and responsible to the Trustees.

Board Leadership Structure. Currently, 13 of the 14 Trustees of your fund are Independent Trustees. These Independent Trustees must vote separately to approve all financial arrangements and other agreements with your fund’s investment manager and other affiliated parties. The role of the Independent Trustees has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. Your fund’s Independent Trustees meet regularly as a group in executive session (i.e., without representatives of Putnam Management or its affiliates present). An Independent Trustee currently serves as chair of the Board.

Board Committees. Taking into account the number, the diversity and the complexity of the funds overseen by the Board and the aggregate amount of assets under management, your fund’s Trustees have determined that the efficient conduct of the Board’s affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The Executive Committee, Distributions Committee, Audit and Compliance Committee and Board Policy and Nominating Committee are authorized to take actions on certain matters as specified in their charters or in policies and procedures relating to the governance of the funds; with respect to other matters, these committees review and evaluate and make recommendations to the Trustees as they deem appropriate. Other committees also review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund’s independent staff, counsel and auditors as well as other experts. The committees meet as often as appropriate, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chair of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee. Each committee is chaired by an Independent Trustee and, except as noted below, the membership of each committee consists exclusively of Independent Trustees.

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The Trustees have determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the funds’ affairs. While risk management is the primary responsibility of the funds’ investment manager, the Trustees receive reports regarding investment risks and compliance and other risks. The Board’s committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the funds and to discuss with the funds’ investment manager how it monitors and controls such risks.

Audit and Compliance Committee. The Audit and Compliance Committee provides oversight on matters relating to the preparation of the funds’ financial statements, compliance matters, internal audit functions, and Codes of Ethics issues. This oversight is discharged by regularly meeting with management and the funds’ independent auditors and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds’ independent auditors, including their independence. Information about the fees billed to the fund by the funds’ auditors, as well as information about the Committee’s pre-approval policies relating to the work performed by the funds’ auditors, is included on pages 57–59 of this proxy statement. The members of the Committee include only Independent Trustees. Each member of the Committee also is “independent,” as that term is interpreted for purposes of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the listing standards of the New York Stock Exchange. The Board has adopted a written charter for the Committee, a current copy of which is available at www.putnam.com/about-putnam/. The Committee currently consists of Messrs. Leibler (Chairperson), Curtis, Darretta and Hill and Mses. Baumann and Domotorffy.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board and its committees, the compensation of the Trustees and their staff, and the conduct of legal affairs for the funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each Board committee. The Committee will consider nominees for Trustee recommended by shareholders of a fund provided that such recommendations are submitted by the date disclosed in the fund’s proxy statement and otherwise comply with applicable securities laws. The Committee also reviews policy matters affecting the operation of the Board and its committees and its independent staff. In addition, the Committee oversees the voting of proxies associated with portfolio investments of the funds with

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the goal of ensuring that these proxies are voted in the best interest of the funds’ shareholders. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee generally believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Committee is composed entirely of Independent Trustees and currently consists of Messrs. Hill (Chairperson), Curtis, Patterson and Putnam and Ms. Baxter.

Brokerage Committee. The Brokerage Committee reviews the funds’ policies regarding the execution of portfolio trades and Putnam Management’s practices and procedures relating to the implementation of those policies. The Committee reviews periodic reports on the cost and quality of execution of portfolio transactions and the extent to which brokerage commissions have been used (i) by Putnam Management to obtain brokerage and research services generally useful to it in managing the portfolios of the funds and of its other clients, and (ii) by the funds to pay for certain fund expenses. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Dr. Joskow (Chairperson), Ms. Baxter and Messrs. Ahamed, Akhoury, Patterson, Putnam and Stephens.

Contract Committee. The Contract Committee reviews and evaluates at least annually all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the funds, (ii) the expenditure of the open-end funds’ assets for distribution purposes pursuant to Distribution Plans of the open-end funds, and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee also reviews the proposed organization of new fund products, proposed structural changes to existing funds and matters relating to closed-end funds. The Committee reports and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Patterson (Chairperson), Ahamed, Akhoury, Putnam and Stephens, Dr. Joskow and Ms. Baxter.

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Distributions Committee. The Distributions Committee oversees all dividends and distributions by the funds. The Committee makes recommendations to the Trustees of the funds regarding the amount and timing of distributions paid by the funds, and determines such matters when the Trustees are not in session. The Committee also oversees the policies and procedures pursuant to which Putnam Management prepares recommendations for distributions, and meets regularly with representatives of Putnam Management to review the implementation of these policies and procedures. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Mses.  Baumann (Chairperson) and Domotorffy and Messrs. Curtis, Darretta, Hill and Leibler.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the funds’ business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to review annual and ongoing goals, objectives and priorities for the Board and to facilitate coordination of all efforts between the Trustees and Putnam Management on behalf of the shareholders of the funds. The Committee currently consists of Ms. Baxter (Chairperson) and Messrs. Hill, Leibler, Patterson and Putnam.

Investment Oversight Committees. The Investment Oversight Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the funds in light of their stated investment objectives and policies. The Committees seek to identify any compliance issues that are unique to the applicable categories of funds and work with the appropriate Board committees to ensure that any such issues are properly addressed. Investment Oversight Committee A currently consists of Messrs. Putnam (Chairperson), Ahamed, Curtis, Leibler and Stephens, Dr. Joskow, and Ms. Baumann. Investment Oversight Committee B currently consists of Messrs. Akhoury (Chairperson), Darretta, Hill, Patterson and Reynolds, and Mses. Baxter and Domotorffy.

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Pricing Committee. The Pricing Committee oversees the valuation of assets of the Putnam funds and reviews the funds’ policies and procedures for achieving accurate and timely pricing of fund shares. The Committee also oversees implementation of these policies, including fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee also oversees compliance by money market funds with Rule 2a-7 under the 1940 Act and the correction of occasional pricing errors. The Committee also reviews matters related to the liquidity of portfolio holdings. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Darretta (Chairperson), Curtis, Hill and Leibler and Mses. Baumann and Domotorffy.

How large a stake do the Trustees have in the Putnam family of funds?

The Trustees allocate their investments among the Putnam funds based on their own investment needs. The table below shows the number of shares beneficially owned by each nominee for Trustee, as well as the value of each nominee’s holdings in each fund and in all of the Putnam funds as of December 31, 2014. As a group, the Trustees owned shares of the Putnam funds valued at approximately $140 million, as of December 31, 2014.

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		Shares		Shares		Shares		Shares		Shares
	Dollar Range of	Beneficially	Dollar Range of	Beneficially	Dollar Range of	Beneficially	Dollar Range of	Beneficially	Dollar Range of	Beneficially
Trustees/Officers	Shares Owned	Owned	Shares Owned	Owned	Shares Owned	Owned	Shares Owned	Owned	Shares Owned	Owned

	Putnam High Income		Putnam Managed Municipal		Putnam Master Intermediate		Putnam Municipal		Putnam Premier
	Securities Fund		Income Trust		Income Trust		Opportunities Trust		Income Trust

Liaquat Ahamed	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

Ravi Akhoury	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

Barbara M. Baumann	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

Jameson A. Baxter	$10,001-$50,000	2,697.784	$1-$10,000	673.638	$1-$10,000	903.139	$50,001-$100,000	6,626.144	$1-$10,000	945.830

Charles B. Curtis	$1-$10,000	632.863	$1-$10,000	365.140	$1-$10,000	224.534	$1-$10,000	544.110	$1-$10,000	447.204

Robert J. Darretta	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

Katinka Domotorffy	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

John A. Hill	Over $100,000	102,051.745	$1-$10,000	405.628	$1-$10,000	486.015	$1-$10,000	588.358	$10,001-$50,000	3,976.733

Paul L. Joskow	$1-$10,000	334.000	$1-$10,000	195.000	$1-$10,000	100.000	$1-$10,000	387.000	$1-$10,000	201.000

Kenneth R. Leibler	$1-$10,000	100.000	$1-$10,000	195.000	$1-$10,000	100.000	$1-$10,000	287.000	$1-$10,000	100.000

Robert E. Patterson	$1-$10,000	1,084.000	$1-$10,000	587.000	$1-$10,000	587.000	$1-$10,000	655.000	$1-$10,000	803.000

George Putnam, III	$10,001-$50,000	1,670.000	$10,001-$50,000	3,815.000	$10,001-$50,000	2,178.000	$10,001-$50,000	3,788.000	$10,001-$50,000	2,505.000

Robert L. Reynolds	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000	$0	0.000	$1-$10,000	100.000

W. Thomas Stephens	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

Trustees and Officers as	Over $100,000	109,270.392	$50,001-$100,000	6,936.406	$10,001-$50,000	5,278.688	Over $100,000	13,475.612	$50,001-$100,000	9,678.767
a group

Aggregate Dollar Range of Shares Held in All of
Name of Trustee/Nominee	the Putnam funds Overseen by Trustee

Liaquat Ahamed	Over $100,000

Ravi Akhoury	Over $100,000

Barbara M. Baumann	Over $100,000

Jameson A. Baxter	Over $100,000

Charles B. Curtis	Over $100,000

Robert J. Darretta	Over $100,000

Katinka Domotorffy	Over $100,000

John A. Hill	Over $100,000

Paul L. Joskow	Over $100,000

Kenneth R. Leibler	Over $100,000

Robert E. Patterson	Over $100,000

George Putnam, III	Over $100,000

Robert L. Reynolds	Over $100,000

W. Thomas Stephens	Over $100,000

As of December 31, 2014, none of the Trustees owned any preferred shares of Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust. As of December 31, 2014, to the knowledge of your fund, each Trustee, and the officers and Trustees of the fund as a group, owned less than 1% of each fund’s outstanding common shares.

How can shareholders communicate with the Trustees?

The Board provides a process for shareholders to send communications to the Trustees. Shareholders may direct communications to the Board as a whole or to specified individual Trustees by submitting them in writing to the following address:

The Putnam Funds
Attention: “Board of Trustees” or any specified Trustee(s)
One Post Office Square
Boston, Massachusetts 02109

Written communications must include the shareholder’s name, be signed by the shareholder, refer to the Putnam fund(s) in which the shareholder holds shares and include the class and number of shares held by the shareholder as of a recent date.

Representatives of the funds’ transfer agent will review all communications sent to Trustees and, as deemed appropriate, will provide copies and/or summaries of communications to the Trustees.

How often do the Trustees meet?

The Trustees currently hold regular in-person meetings eight times each year, usually over a two-day period, to review the operations of the Putnam funds. A portion of these meetings is devoted to meetings of various committees of the Board that focus on particular matters. Each Independent Trustee generally attends several formal committee meetings during each regular meeting of the Trustees, including

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meetings with senior investment personnel and portfolio managers to review recent performance and the current investment climate for selected funds. These meetings ensure that fund performance is reviewed in detail on at least an annual basis. The committees of the Board, including the Executive Committee, may also meet on special occasions as the need arises. During calendar year 2014, the average Trustee participated in approximately 34 committee and Board meetings.

The number of times each committee met during calendar year 2014 is shown in the table below:

Audit and Compliance Committee	11

Board Policy and Nominating Committee	3

Brokerage Committee	4

Contract Committee	8

Distributions Committee	8

Executive Committee	1

Investment Oversight Committee A	7

Investment Oversight Committee B	7

Pricing Committee	6

The funds do not have a formal policy with respect to Trustee attendance at shareholder meetings. While various Trustees may attend shareholder meetings from time to time, your fund’s Trustees did not attend the last annual meeting of your fund. The Trustees are generally represented at shareholder meetings by their independent staff and independent counsel.

What are some of the ways in which the Trustees represent shareholder interests?

Among other ways, the Trustees seek to represent shareholder interests:

• by reviewing your fund’s investment performance with your fund’s investment personnel;

• by discussing with senior management of Putnam Management steps being taken to address any performance deficiencies;

• by reviewing the quality of the various other services provided to your fund and its shareholders by Putnam Management and its affiliates;

• by reviewing in depth the fees paid by each fund and by negotiating with Putnam Management, if appropriate, to ensure that such fees remain reasonable and competitive with those of comparable funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

• by reviewing brokerage costs and fees, allocations among brokers, soft dollar expenditures (if applicable) and similar expenses of your fund;

• by reviewing the specific concerns of closed-end fund shareholders;

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• by monitoring potential conflicts of interest between the Putnam funds, including your fund, and Putnam Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders; and

• by monitoring potential conflicts among funds managed by Putnam Management to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

What are the Trustees paid for their services?

Each Independent Trustee of the fund receives an annual retainer fee and additional fees for each Trustee meeting attended and for certain related services. Independent Trustees also are reimbursed for expenses they incur relating to their service as Trustees. All of the current Independent Trustees of the fund are Trustees of all of the Putnam funds and receive fees for their services.

The Trustees periodically review their fees to ensure that the fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees of the fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least four business days per regular Trustee meeting.

Under a Retirement Plan in effect for Trustees of the Putnam funds elected to the Board before 2003 (the “Plan”), each eligible Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee’s total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the Board after 2003.

The following table includes the year each Trustee became a Trustee of the Putnam funds, the fees paid to each of those Trustees by each fund included in this proxy statement for its most recent fiscal year (ended prior to December 31, 2014) and the fees paid to each of those Trustees by all of the Putnam funds during calendar year 2014.

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		Pension or		Pension or		Pension or		Pension or		Pension or
		retirement		retirement		retirement		retirement		retirement
		benefits		benefits		benefits		benefits		benefits
	Aggregate	accrued as	Aggregate	accrued as	Aggregate	accrued as	Aggregate	accrued as	Aggregate	accrued as
	compensation	part of fund	compensation	part of fund	compensation	part of fund	compensation	part of fund	compensation	part of fund
Trustees/Year	from the fund ($)	expenses ($)	from the fund ($)	expenses ($)	from the fund ($)	expenses ($)	from the fund ($)	expenses ($)	from the fund ($)	expenses ($)

	Putnam High Income		Putnam Managed Municipal		Putnam Master Intermediate		Putnam Municipal		Putnam Premier
	Securities Fund		Income Trust		Income Trust		Opportunities Trust		Income Trust

Liaquat Ahamed/2012(3)	$518	N/A	$1,429	N/A	$1,179	N/A	$1,847	N/A	$2,740	N/A

Ravi Akhoury/2009	$496	N/A	$1,368	N/A	$1,128	N/A	$1,820	N/A	$2,622	N/A

Barbara M. Baumann/2010(3)	$518	N/A	$1,429	N/A	$1,179	N/A	$1,893	N/A	$2,740	N/A

Jameson A. Baxter/1994(3)(5)	$767	$212	$2,158	$324	$1,746	$481	$2,766	$783	$4,342	$1,163

Charles B. Curtis/2001	$518	$131	$1,429	$204	$1,179	$297	$1,893	$477	$2,740	$715

Robert J. Darretta/2007(3)	$518	N/A	$1,429	N/A	$1,179	N/A	$1,893	N/A	$2,740	N/A

Katinka Domotorffy/2012(3)	$506	N/A	$1,429	N/A	$1,151	N/A	$1,852	N/A	$2,676	N/A

John A. Hill/1985(3)	$518	$368	$1,429	$561	$1,179	$833	$1,893	$1,359	$2,740	$2,018

Paul L. Joskow/1997(3)	$518	$147	$1,429	$225	$1,179	$333	$1,931	$547	$2,740	$809

Elizabeth T. Kennan/1992(4)	N/A	$232	N/A	$372	N/A	$526	$228	$850	N/A	$1,269

Kenneth R. Leibler/2006	$563	N/A	$1,555	N/A	$1,283	N/A	$2,059	N/A	$2,982	N/A

Robert E. Patterson/1984	$563	$221	$1,555	$339	$1,283	$501	$2,059	$824	$2,982	$1,217

George Putnam, III/1984	$518	$231	$1,429	$357	$1,179	$521	$1,893	$871	$2,740	$1,274

W. Thomas Stephens/1997(6)	$518	$149	$1,429	$226	$1,179	$337	$1,893	$545	$2,740	$814

Robert L. Reynolds/2008(7)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

	Estimated annual
	benefits from all	Total compensation
	Putnam funds	from all Putnam
Trustees/Year	upon retirement ($)(1)	funds ($)(2)

Liaquat Ahamed/2012(3)	N/A	$285,000

Ravi Akhoury/2009	N/A	$285,000

Barbara M. Baumann/2010(3)	N/A	$285,000

Jameson A. Baxter/1994(3)(5)	$110,500	$435,625

Charles B. Curtis/2001	$113,900	$285,000

Robert J. Darretta/2007(3)	N/A	$273,000

Katinka Domotorffy /2012(3)	N/A	$285,000

John A. Hill/1985(3)	$161,700	$285,000

Paul L. Joskow/1997(3)	$113,400	$285,000

Elizabeth T. Kennan/1992(4)	$108,042	N/A

Kenneth R. Leibler/2006	N/A	$310,000

Robert E. Patterson/1984	$106,500	$310,000

George Putnam, III/1984	$130,300	$285,000

W. Thomas Stephens/1997(6)	$107,100	$285,000

Robert L. Reynolds/2008(7)	N/A	N/A

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

(2) As of December 31, 2014, there were 116 funds in the Putnam family.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of each fund’s fiscal year ended prior to December 31, 2014, no amounts of deferred compensation were payable to these Trustees by these funds.

(4) Dr. Kennan retired from the Board of Trustees of the Putnam funds on June 30, 2010. Upon her retirement in 2010, Dr. Kennan became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2011. Dr. Kennan was re-appointed to the Board of Trustees of the Putnam funds effective January 1, 2012, and in connection with her re-appointment, Dr. Kennan agreed to suspend the balance of her retirement benefit payments for the duration of her service as a Trustee, which concluded with her retirement on June 30, 2013.

(5) Includes additional compensation to Ms. Baxter for service as Chair of the Trustees of the Putnam funds.

(6) Mr. Stephens retired from the Board of Trustees of the Putnam funds on March 31, 2008. Upon his retirement in 2008, Mr. Stephens became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2009. Mr. Stephens was reappointed to the Board of Trustees of the Putnam funds effective May 14, 2009, and in connection with his re-appointment, Mr. Stephens agreed to suspend the balance of his retirement benefit payments for the duration of his service as a Trustee.

(7) Mr. Reynolds is an “interested person” of the fund and Putnam Management.

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Why should you vote for your fund’s nominees?

Your current Trustees are independent, experienced, and highly qualified fiduciaries who exercise strong fund governance practices.

Independent

• The Chair of your fund, Jameson A. Baxter, is independent of Putnam Management and has served on the Board for 20 years. She also serves as the Chair of the Mutual Fund Directors Forum, which provides educational and outreach programs for independent directors;

• 13 of the 14 Trustees are independent of Putnam Management; and

• The Independent Trustees are assisted by an independent administrative staff and legal counsel who are selected by the Independent Trustees and are independent of Putnam Management.

Highly Qualified

• The Trustees have significant current and past related industry experience, and have a demonstrated history of actively pursuing the interests of fund shareholders;

• The Board includes individuals with substantial professional accomplishments and prior experience in a variety of fields, including investment management, economics, finance, energy, health care, manufacturing, national security and real estate; and

• The Board has taken actions that directly benefit shareholders — liquidity events such as mergers and tender offers when in the best interests of all shareholders; a share repurchase program that has made a meaningful contribution to investment return; and a significant decrease in 2006 in management fee rates for Putnam High Income Securities Fund, Putnam Managed Municipal Income Trust, and Putnam Municipal Opportunities Trust.

Strong Governance Practices

• The Board includes a combination of long-tenured and newer members, bringing diverse perspectives to fund oversight;

• The Board has a well-established committee and oversight structure for the Putnam funds, which has been developed over a long period of time; and

• The funds do not have a staggered board structure or other takeover defenses. Every Trustee stands for election at each annual meeting of shareholders.

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What is the voting requirement for electing Trustees?

For Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust, if a quorum is present at the annual meeting, the two nominees for election as Trustees by the holders of the preferred shares, voting as a separate class, who receive a plurality vote, meaning the greatest number of affirmative votes cast by holders of the preferred shares, will be elected as Trustees, and the applicable number of nominees (see Proposal 1a) for election as Trustees by the holders of the preferred shares and common shares, voting together as a single class, who receive a plurality vote, meaning the greatest number of affirmative votes cast by the holders of the preferred shares and common shares voting together as a single class, will be elected as Trustees.

For Putnam High Income Securities Fund, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust, if a quorum is present at the annual meeting, the applicable number of nominees (see Proposal 1a) for election as Trustees who receive a plurality vote, meaning the greatest number of affirmative votes cast by shareholders, will be elected as Trustees.

The Trustees unanimously recommend that shareholders vote “FOR” the election of your fund’s nominees.

2. APPROVAL OF THE CONVERSION OF YOUR FUND FROM CLOSED-END TO OPEN-END STATUS AND CERTAIN RELATED AMENDMENTS TO YOUR FUND’S DECLARATION OF TRUST

Affected Funds: Putnam High Income Securities Fund, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust

What is this proposal?

Shareholders will have the opportunity to vote at the meeting on the question of whether your fund should be converted from a closed-end fund to an open-end fund. If the conversion is approved, your fund’s shares would become redeemable directly from your fund at NAV, eliminating any discount of market price to NAV. In order to address the organizational changes necessitated by any conversion from closed-end to open-end status, approval of this proposal would also authorize the Trustees to make such amendments to your fund’s Declaration of Trust as they may deem necessary or appropriate, generally with a view to conforming your fund’s Declaration of Trust to the forms used by Putnam open-end funds.

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Why is this question being submitted to shareholders?

As described further below, as a closed-end fund, your fund’s shares are bought and sold in the securities markets at prevailing prices, which may be equal to, less than, or greater than its NAV per share. Your fund’s Declaration of Trust requires that shareholders of your fund be given the opportunity to vote on a proposal to convert your fund from closed-end to open-end status if the fund’s common shares have traded at an average discount of more than 10% from its NAV per share during the last twelve calendar weeks of the preceding fiscal year (measured as of the last trading day in each such week). The following table shows the average discount from NAV per share at which your fund’s shares traded for the relevant period, in each case requiring this proposal to be submitted to shareholders.

Fund	12 Weeks Ended	Avg. Discount

Putnam High Income Securities Fund	August 31, 2014	–10.07%

Putnam Managed Municipal Income Trust	October 31, 2014	–10.27%

Putnam Master Intermediate Income Trust	September 30, 2014	–11.05%

Putnam Premier Income Trust	July 31, 2014	–10.39%

In accordance with each fund’s Declaration of Trust, Putnam High Income Securities Fund, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust have previously submitted identical proposals to shareholders at their annual meetings held on the dates appearing in the table below. Each proposal was defeated as follows (the affirmative vote of a majority of outstanding shares would have been required in order to pass each proposal):

		Then-Outstanding	Then-Outstanding
		Shares Voting	Shares Voting In
Fund	Date of Vote	Against	Favor

Putnam High Income Securities Fund	April 25, 2014	49.38%	12.87%
	January 29, 2009	36.73%	4.11%
	January 11, 2007	38.22%	7.53%
	July 14, 2005	40.83%	10.42%

Putnam Managed Municipal	October 31, 2007	32.19%	6.30%
Income Trust	October 28, 2005	33.48%	9.06%

Putnam Master Intermediate	April 25, 2014	53.11%	12.69%
Income Trust	January 31, 2008	39.99%	12.11%
	January 11, 2007	30.19%	13.11%
	June 29, 2006	28.97%	9.73%

Putnam Premier Income Trust	April 25, 2014	54.14%	17.04%
	January 11, 2007	28.73%	15.32%
	June 29, 2006	27.66%	15.89%
	July 14, 2005	41.76%	10.58%

What do the Trustees recommend?

The Trustees of your fund believe that the continued operation of your fund as a closed-end fund is in the best long-term interests of your fund’s shareholders. Accordingly, the Trustees of your fund unanimously recommend that shareholders vote “AGAINST” this proposal.

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Why are the Trustees recommending a vote against a conversion to open-end status?

At a meeting of the Board of Trustees held on January 22 and 23, 2015, the Trustees considered the following factors in recommending a vote against converting your fund to open-end status:

Shareholders consciously chose a closed-end investment vehicle. The Trustees presume that shareholders consciously chose your closed-end fund from among a broad array of investment products available in the marketplace, including many open-end funds investing in similar asset classes, with an understanding of the potential advantages and disadvantages of the closed-end structure. Since the common shares of your fund are traded on the New York Stock Exchange, shareholders are able to trade their shares freely throughout the day in response to their individual needs and market developments. As a general matter, absent extraordinary circumstances, the Trustees do not believe it is appropriate to disturb a fundamental investment choice made by shareholders. In this regard, the Trustees considered that, each time an identical proposal to convert your fund from closed-end to open-end status was submitted to shareholders in the past, shareholders voted overwhelmingly against such a conversion.

Investment advantages associated with closed-end structure. The Trustees believe that your fund’s closed-end status provides inherent investment advantages not available to open-end fund investors:

• Lower transaction costs (relating to sales and redemptions). As a closed-end fund, your fund has a stable pool of capital, and does not experience the cash flows associated with sales and redemptions of open-end fund shares. Such cash flows can create transaction costs that are borne by long-term shareholders. These transaction costs include the costs associated with buying securities following shareholder subscriptions into the fund and the costs associated with selling securities to meet shareholder redemptions.

• More assets at work; fund can be more fully invested. Because your closed-end fund’s shares are not redeemable like an open-end fund’s shares, your fund is not required to hold cash and/or short-term, lower-yielding investments in anticipation of possible redemptions, and generally can be more fully invested in securities that Putnam Management believes are appropriate for your fund. In addition, because your closed-end fund is not engaged in a continuous offering of shares like an open-end fund, your fund is not required to accept cash subscriptions that may require temporary investment in cash and/or short-term, lower-yielding investments, pending investment in securities that Putnam Management believes are appropriate for your fund.

• Enhanced investment flexibility with respect to “illiquid” securities. Because they are required to maintain the ability to honor redemption requests, open-end funds are prohibited by the 1940 Act from investing more than 15% of their assets in securities that are deemed illiquid. Closed-end funds such as your fund are not subject to this restriction.

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Performance relative to comparable open-end fund vehicle. Putnam Management has advised the Trustees of its belief that Putnam Premier Income Trust, Putnam Managed Municipal Income Trust and Putnam Master Intermediate Income Trust, as well as the individual convertible securities and high yield bond sleeves, or portions, of Putnam High Income Securities Fund, may be viewed as comparable to an open-end fund managed by Putnam Management, as described further below. (Putnam High Income Securities Fund generally invests approximately 60% of its assets in convertible securities and 40% of its assets in high yield bonds.) Putnam Management has noted to the Trustees that these comparisons are instructive because your closed-end fund (or, in the case of Putnam High Income Securities Fund, each individual portion) has employed since inception an investment strategy that is similar to that of an open-end fund managed by Putnam Management, notwithstanding that the investment portfolios may have diverged materially from time to time from those of the relevant comparable open-end fund.

As detailed below, the Trustees have observed that Putnam Premier Income Trust, Putnam Managed Municipal Income Trust and Putnam Master Intermediate Income Trust, as well as the high yield bond portion of Putnam High Income Securities Fund, have generally outperformed, based on performance at NAV, the comparable open-end fund managed by Putnam Management and described further below. Putnam Management has advised the Trustees that, to the extent that the investment strategies pursued by your closed-end fund (or, in the case of Putnam High Income Securities Fund, the individual portions of that fund) has followed closely those of the relevant comparable open-end fund, the outperformance of your closed-end fund (or, in the case of Putnam High Income Securities Fund, the high yield bond portion of that fund) may reasonably be attributed to the investment advantages associated with your fund’s closed-end structure and described above. Moreover, Putnam Management has advised the Trustees of its belief that, while past performance does not predict future returns and while the investment strategies pursued by, and the performance of, your closed-end fund (or, in the case of Putnam High Income Securities Fund, the individual portions of that fund) may diverge materially from that of the relevant comparable open-end fund in the future, to the extent that the outperformance of your closed-end fund (or, in the case of Putnam High Income Securities Fund, the high yield bond portion of that fund) is due to the investment advantages of its closed-end structure, it is reasonably likely to continue.

Putnam Premier Income Trust has outperformed Putnam Diversified Income Trust, a comparable open-end fund, both on an absolute basis and on a risk-adjusted basis over the 1-, 3-, 5- and 10-year periods ended December 31, 2014 (based on performance at NAV). (Risk-adjusted performance refers to various metrics, such as a fund’s “Sharpe Ratio” and “Information Ratio,” that seek to measure the volatility of a fund’s performance.)

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Putnam Managed Municipal Income Trust has outperformed Putnam Tax-Free High Yield Fund, a comparable open-end fund, on an absolute basis over the 1-, 3-, 5- and 10-year periods ended December 31, 2014 (based on performance at NAV). Putnam Managed Municipal Income Trust’s risk-adjusted performance is the same or better than Putnam Tax-Free High Yield Fund’s risk-adjusted performance over the 1-, 3-, 5- and 10-year periods ended December 31, 2014. Putnam Management has advised the Trustees that this outperformance is attributable in significant part to the fact that Putnam Managed Municipal Income Trust has engaged in investment leverage through the issuance of preferred shares, which is a strategy that is not available to open-end funds such as Putnam Tax-Free High Yield Fund.

Putnam Master Intermediate Income Trust has outperformed Putnam Diversified Income Trust, a comparable open-end fund, on an absolute basis over the 1- and 10-year periods ended December 31, 2014 (based on performance at NAV). Putnam Master Intermediate Income Trust’s risk-adjusted performance is the same or better than Putnam Diversified Income Trust’s risk-adjusted performance over the 1-, 3-, 5- and 10-year periods ended December 31, 2014.

Putnam High Income Securities Fund’s performance may not be readily compared against any open-end fund managed by Putnam Management. However, the high yield bond portion of Putnam High Income Securities Fund has outperformed Putnam High Yield Trust, an open-end fund managed by Putnam Management that is comparable to the high yield bond portion of Putnam High Income Securities Fund, both on an absolute and on a risk-adjusted basis over the 1-, 3-, 5-, and 10-year periods ended December 31, 2014 (based on performance at NAV). The convertible securities portion of Putnam High Income Securities Fund has modestly underperformed Putnam Convertible Securities Fund, the closest open-end fund managed by Putnam Management in strategy, on an absolute basis, and is generally equivalent to the Putnam Convertible Securities Fund on a risk-adjusted basis over these same periods. In comparing the performance of these two funds, the Trustees took into account the fact that the assets in the convertible securities portion of Putnam High Income Securities Fund are managed in a more yield-oriented, less aggressive manner that is more focused on downside protection compared to Putnam Convertible Securities Fund.

Additional information relating to your fund’s performance is provided below under the section entitled How has your fund performed?

Trading discounts. In reviewing the trading information for your fund, the Trustees took into account the fact that, while the funds’ common shares have traded at a discount for significant periods of time, the level of discount has fluctuated over time, and the funds’ common shares have also traded at significant premiums at times. The Trustees noted that, over the past five years (although not in 2013 or 2014 and not in 2012 for Putnam Master Intermediate Income Trust), shareholders of each fund have been afforded periodic liquidity opportunities to dispose of their positions at premium prices or prices reasonably close to NAV.

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Advantages of leverage through preferred shares (Putnam Managed Municipal Income Trust only). The Trustees considered the fact that your fund has engaged in investment leverage by issuing preferred shares, a strategy that is not available to open-end funds. This form of investment leverage offers your fund opportunities for increased investment yield, though the Trustees recognize that leverage can increase portfolio risk by effectively amplifying the common shareholders’ exposure to the effects of investment losses. If your fund were to convert to open-end status, it would be required to redeem its preferred shares.

Additional information relating to your fund’s market prices is provided below under the section entitled What does it mean when fund shares trade at a discount?

What does it mean when fund shares trade at a discount?

Since closed-end funds are not required to redeem their common shares, investors in closed-end funds who wish to liquidate their investment must sell their shares in the secondary markets. To promote the availability of active secondary markets for shareholders who wish to sell their shares, your fund has listed its common shares for trading on the New York Stock Exchange. Prices in these secondary markets are influenced by several factors, including investment returns at NAV, fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager, and fluctuate over time. Closed-end fund shares generally trade at a discount to their NAV but at times may trade at a premium.

Putnam Management has advised the Trustees that discount levels for many closed-end funds appear to fluctuate in relation to conditions in the broader fixed-income markets, generally increasing during periods of rising interest rates and declining during periods of falling interest rates. Accordingly, closed-end funds may be more suitable for investors who have a longer investment horizon and who are less likely to face the need to liquidate their investments under unfavorable market conditions. The existence of discounts at times may also provide attractive opportunities to investors seeking potential additional returns from reductions in discount levels between the time they purchase fund shares and the time they sell.

As indicated in the table below, while your fund’s common shares have traded at a discount to their NAV over more recent periods, the discount has fluctuated over time, and at times your fund’s shares have traded at a premium to NAV. In order to show the range of discounts and premiums at which your fund’s shares have historically traded, the table below presents both the widest and narrowest discount (or premium) to NAV at which your fund’s shares closed on any trading day over the course of each of the full calendar years since the fund’s inception. Thus, the “Highest Market Price” column presents the lowest discount or, if the fund traded above NAV during the year, the highest premium achieved in a given year; conversely, the “Lowest Market Price” column presents the highest discount or, if the fund only traded above NAV during

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the year, the lowest premium. In addition, the “Average Discount/Premium” column presents the average daily differential between market price and NAV over the course of the years presented in the table.

Putnam High Income Securities Fund

	Highest Market Price	Lowest Market Price	Average
Year	(vs. NAV)	(vs. NAV)	Discount/Premium*

2014	–8.42%	–12.24%	–10.15%

2013	–4.58%	–13.61%	–9.42%

2012	+2.80%	–7.50%	–0.75%

2011	+6.95%	–10.31%	–2.08%

2010	+6.02%	–10.14%	–0.21%

2009	+6.35%	–16.83%	–5.47%

2008	+2.05%	–38.81%	–11.72%

2007	–3.94%	–14.14%	–9.12%

2006	–6.67%	–13.86%	–10.83%

2005	–6.91%	–14.97%	–10.64%

2004	–5.34%	–15.63%	–9.15%

2003	+2.48%	–9.98%	–3.67%

2002	+5.30%	–10.85%	–1.47%

2001	+8.22%	–11.21%	–0.93%

2000	+1.54%	–19.52%	–8.90%

1999	+13.10%	–19.50%	+1.14%

1998	+21.63%	+0.74%	+10.40%

1997	+13.87%	–0.72%	+3.81%

1996	+10.06%	–2.26%	+4.54%

1995	+9.80%	–0.54%	+4.60%

1994	+9.32%	–6.11%	+3.13%

1993	+14.65%	–10.07%	+5.80%

1992	+11.92%	–4.07%	+3.77%

1991	+13.49%	–14.01%	+0.24%

1990	–5.63%	–21.64%	–12.13%

1989	–3.50%	–13.43%	–7.88%

1988	+8.23%	–9.33%	–2.22%

1987	+29.76%	–25.09%	–0.84%

* The Average Discount/Premium for each calendar year represents the sum of all data points regarding daily discount/premium (determined on the basis of (market price – NAV)/NAV, with NAV and market price determined at the close of each business day) in a calendar year, divided by the number of business days in that calendar year.

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Putnam Managed Municipal Income Trust

	Highest Market Price	Lowest Market Price	Average
Year	(vs. NAV)	(vs. NAV)	Discount/Premium*

2014	–4.59%	–11.46%	–8.53%

2013	+6.14%	–11.25%	–4.66%

2012	+6.19%	–6.09%	1.12%

2011	+4.87%	–7.59%	–0.06%

2010	+5.16%	–7.33%	–1.05%

2009	–2.90%	–13.83%	–7.15%

2008	–1.79%	–17.00%	–8.09%

2007	–2.84%	–13.78%	–7.26%

2006	–6.90%	–13.44%	–10.79%

2005	–4.92%	–15.14%	–10.53%

2004	–6.55%	–16.06%	–10.64%

2003	–0.64%	–10.16%	–5.47%

2002	+0.73%	–9.82%	–2.95%

2001	+5.01%	–6.48%	+0.19%

2000	+19.57%	–9.45%	+10.16%

1999	+23.13%	–6.03%	+13.87%

1998	+28.19%	+3.02%	+14.20%

1997	+21.13%	+9.31%	+14.77%

1996	+12.83%	+5.81%	+9.32%

1995	+6.63%	+0.21%	+3.57%

1994	+8.70%	–4.64%	+3.85%

1993	+8.42%	+0.92%	+4.71%

1992	+8.19%	–1.99%	+5.09%

1991	+7.38%	+0.61%	+5.14%

1990	+3.14%	–2.58%	+0.18%

* The Average Discount/Premium for each calendar year represents the sum of all data points regarding daily discount/premium (determined on the basis of (market price – NAV)/NAV, with NAV and market price determined at the close of each business day) in a calendar year, divided by the number of business days in that calendar year.

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Putnam Master Intermediate Income Trust

	Highest Market Price	Lowest Market Price	Average
Year	(vs. NAV)	(vs. NAV)	Discount/Premium*

2014	–8.20%	–12.74%	–10.26%

2013	–6.12%	–13.46%	–9.62%

2012	–2.61%	–9.36%	–5.66%

2011	+6.06%	–9.13%	–2.60%

2010	+12.22%	–5.81%	+5.78%

2009	+7.41%	–16.47%	–1.25%

2008	–1.74%	–25.84%	–8.72%

2007	–7.03%	–13.80%	–9.70%

2006	–9.65%	–14.70%	–12.78%

2005	–7.44%	–15.19%	–10.67%

2004	–4.15%	–12.41%	–7.64%

2003	+2.47%	–10.97%	–6.11%

2002	+2.72%	–8.94%	–2.92%

2001	–1.75%	–11.45%	–5.72%

2000	–7.88%	–23.33%	–14.86%

1999	+1.56%	–21.98%	–8.78%

1998	+0.78%	–10.51%	–5.15%

1997	–3.07%	–13.49%	–8.49%

1996	–8.11%	–14.40%	–11.82%

1995	–7.58%	–15.75%	–11.51%

1994	–5.23%	–16.04%	–9.63%

1993	–1.32%	–9.52%	–4.74%

1992	+3.56%	–9.12%	–2.65%

1991	–2.08%	–13.40%	–6.67%

1990	–2.42%	–20.35%	–11.65%

1989	+2.39%	–10.71%	–2.88%

1988	+7.87%	–6.82%	+0.56%

* The Average Discount/Premium for each calendar year represents the sum of all data points regarding daily discount/premium (determined on the basis of (market price – NAV)/NAV, with NAV and market price determined at the close of each business day) in a calendar year, divided by the number of business days in that calendar year.

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Putnam Premier Income Trust

	Highest Market Price	Lowest Market Price	Average
Year	(vs. NAV)	(vs. NAV)	Discount/Premium*

2014	–8.40%	–12.54%	–10.46%

2013	–6.68%	–13.34%	–9.76%

2012	+1.72%	–9.22%	–4.41%

2011	+6.58%	–9.87%	–0.33%

2010	+8.31%	–5.20%	+2.77%

2009	+1.35%	–17.13%	–6.00%

2008	–6.67%	–28.65%	–11.04%

2007	–7.50%	–14.89%	–10.69%

2006	–10.82%	–14.25%	–12.99%

2005	–7.82%	–15.20%	–11.61%

2004	–5.83%	–13.54%	–9.53%

2003	+3.72%	–10.90%	–5.03%

2002	+3.25%	–9.95%	–2.73%

2001	–0.29%	–11.69%	–5.39%

2000	–8.43%	–23.25%	–14.62%

1999	+3.52%	–21.25%	–4.77%

1998	+5.99%	–10.21%	–1.82%

1997	–1.13%	–13.25%	–6.18%

1996	–8.78%	–13.65%	–11.20%

1995	–5.90%	–14.26%	–10.85%

1994	–3.73%	–16.25%	–9.18%

1993	–1.99%	–10.22%	–5.92%

1992	+4.29%	–9.25%	–2.39%

1991	–0.06%	–12.20%	–5.68%

1990	–1.04%	–19.97%	–11.54%

1989	+8.32%	–9.36%	+2.68%

1988	+10.62%	–2.26%	+6.02%

* The Average Discount/Premium for each calendar year represents the sum of all data points regarding daily discount/premium (determined on the basis of (market price – NAV)/NAV, with NAV and market price determined at the close of each business day) in a calendar year, divided by the number of business days in that calendar year.

How has your fund performed?

The following table summarizes the annualized total return of your fund for the periods shown based on the NAV and the market price of its shares. The table also shows the performance of your fund’s benchmark indices and the average performance of funds in your fund’s peer group of closed-end funds as determined by Lipper Inc.,

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an independent fund rating agency. Of course, past performance is no guarantee of future returns.

Total Return (Annualized) for Periods Ended December 31, 2014

Putnam High Income Securities Fund	1 year	3 years	5 years	10 years

NAV (net of fees)	4.51%	11.28%	9.51%	6.91%

Market Price	2.87%	7.70%	8.66%	7.01%

Putnam Custom High Yield/Convertibles	4.35%	11.93%	10.52%	7.74%
Benchmark* (benchmark)

Lipper Convertible Securities Funds (Closed-End)	2.93%	12.62%	9.67%	6.37%
Category Average

* The Putnam Custom High Yield/Convertibles Benchmark is an unmanaged index administered by Putnam Management, 50% of which is JPMorgan Developed High Yield Index and 50% of which is BofA Merrill Lynch All-Convertibles Speculative Quality Index.

Total Return (Annualized) for Periods Ended December 31, 2014

Putnam Managed Municipal Income Trust	1 year	3 years	5 years	10 years

NAV (net of fees)	17.12%	8.61%	9.16%	5.96%

Market Price	16.32%	5.36%	8.70%	6.69%

Barclays Municipal Bond Index	9.05%	4.30%	5.16%	4.74%
(external benchmark)

Putnam Tax-Free High Yield Fund	13.71%	6.72%	7.17%	4.95%
(comparable open-end fund)

Lipper High Yield Municipal Debt Funds	17.41%	9.59%	9.64%	6.37%
(Closed-End) Category Average

Total Return (Annualized) for Periods Ended December 31, 2014

Putnam Master Intermediate Income Trust	1 year	3 years	5 years	10 years

NAV (net of fees)	1.40%	6.97%	5.85%	4.98%

Market Price	1.46%	4.49%	2.67%	5.19%

Putnam Custom Intermediate Multi-Sector	2.57%	5.29%	6.55%	6.30%
Benchmark* (internal benchmark)

Barclays Government/Credit Bond Index	6.01%	2.76%	4.69%	4.70%
(external benchmark)

Putnam Diversified Income Trust	1.95%	8.13%	7.08%	5.47%
(comparable open-end fund)

Lipper General Bond Funds (Closed-End)	7.47%	9.68%	9.43%	7.32%
Category Average

* The Putnam Custom Intermediate Multi-Sector Benchmark is an unmanaged index administered by Putnam Management, 50% of which is JPMorgan Developed High Yield Index, 25% of which is Barclays Intermediate Treasury Index, 12.5% of which is JPMorgan Emerging Markets Bond Global Diversified Index, and 12.5% of which is Citigroup World Government Bond Index ex U.S. (50% hedged).

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Total Return (Annualized) for Periods Ended December 31, 2014

Putnam Premier Income Trust	1 year	3 years	5 years	10 years

NAV (net of fees)	1.79%	7.57%	6.52%	5.51%

Market Price	2.13%	6.51%	4.61%	5.85%

Putnam Custom Multi-Sector Benchmark*	3.71%	5.62%	6.99%	6.55%
(internal benchmark)

Barclays Government Bond Index	6.01%	2.76%	4.69%	4.70%
(external benchmark)

Putnam Diversified Income Trust	1.95%	8.13%	7.08%	5.47%
(comparable open-end fund)

Lipper General Bond Funds (Closed-End)	7.47%	9.68%	9.43%	7.32%
Category Average

* The Putnam Custom Multi-Sector Benchmark is an unmanaged index administered by Putnam Management, 50% of which is JPMorgan Developed High Yield Index, 25% of which is Barclays Treasury Index, 12.5% of which is JPMorgan Emerging Markets Bond Global Diversified Index, and 12.5% of which is Citigroup World Government Bond Index ex U.S. (50% hedged).

What options have the Trustees considered in formulating their recommendation?

The Trustees monitor the trading prices of your fund’s shares, recognizing that trading prices and discounts will fluctuate over time. At times when the fund trades at a material discount for an extended period of time, the Trustees may examine possible factors contributing to the situation and consider a broad range of possible actions in an effort to reduce or eliminate the discount. Such possible actions generally fall into two categories: those that preserve the closed-end structure and its possible investment advantages and those that would abandon the closed-end structure and eliminate these advantages. The current proposal to “open-end” your fund falls into the latter category and, for the reasons summarized above, the Trustees have determined to recommend that you vote against it. In their deliberations regarding this proposal, the Trustees considered other possible actions that would eliminate the discount by abandoning the closed-end structure, in particular:

• Merging the fund into one of the Putnam open-end funds pursuing similar investment goals;

• Open-ending the fund; and

• Liquidating the fund.

Open-Ending Merger. In the case of an open-ending merger, the Trustees considered the possible merger of each of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust into Putnam Diversified Income Trust, a comparable open-end fund managed by Putnam Management. The Trustees observed that such a merger transaction would be expected to provide each closed-end fund’s shareholders with a comparable investment strategy and ongoing expense ratio savings due to the significantly larger size of Putnam Diversified Income Trust (such savings being expected to outweigh significantly the estimated proxy solicitation, legal and accounting fees associated with the fund’s participation in a merger). However, the

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Trustees determined that such ongoing expense ratio savings were modest when considered in light of the loss of the ongoing investment advantages, and relatively stronger performance, that shareholders could reasonably expect to realize by investing in the closed-end structure relative to an open-end structure. The Trustees also considered that, in addition to expense ratio savings, a merger would also provide closed-end fund shareholders with full liquidity at NAV for their shares. However, the Trustees observed that market forces have afforded shareholders opportunities to achieve liquidity for their shares in recent years at prices reasonably close to, or even exceeding, NAV. The Trustees concluded that the direct and indirect costs, both quantitative and qualitative, of a merger transaction would outweigh the benefits of such a transaction for shareholders of each of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust at this time. The Trustees noted that different circumstances and market conditions could warrant a different conclusion in the future.

The Trustees also considered the possible merger of Putnam High Income Securities Fund into a Putnam open-end fund. The Trustees observed that, although other Putnam funds invest in convertible securities or in high yield bonds, there are currently no open-end funds in the Putnam family of funds that employ an investment strategy that would be fully compatible with Putnam High Income Securities Fund. Furthermore, the Trustees noted that an open-ending merger of Putnam High Income Securities Fund would result in the loss of a fund with a unique investment mandate among the Putnam family of funds, investing in both convertible securities and high yield bonds. As a result of the absence of a natural merger partner for Putnam High Income Securities Fund, Putnam Management advised the Trustees that it anticipated that Putnam High Income Securities Fund would be expected to incur transaction costs in connection with realigning its portfolio in a manner that would be acceptable to a surviving open-end fund in a merger transaction. The Trustees noted that such transaction costs would be expected to outweigh the modest expense ratio savings that Putnam High Income Securities Fund shareholders could be expected to realize in an open-ending merger. Finally, the Trustees observed that, if a chief benefit to be realized by Putnam High Income Securities Fund shareholders in connection with an open-ending merger would be full liquidity at NAV, Putnam High Income Securities Fund shareholders have had opportunities to achieve liquidity for their shares in recent years at prices reasonably close to, or even exceeding, NAV. The Trustees concluded that the direct and indirect costs, both quantitative and qualitative, of a merger transaction would outweigh the benefits of such a transaction for shareholders of Putnam High Income Securities Fund at this time. The Trustees noted that different circumstances and market conditions could warrant a different conclusion in the future.

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The Trustees additionally considered the possible merger of Putnam Managed Municipal Income Trust into Putnam Tax-Free High Yield Fund, a comparable open-end fund managed by Putnam Management. The Trustees observed that such a merger transaction would be expected to provide the closed-end fund shareholders with a comparable investment strategy and modest expense ratio savings due to the somewhat larger size of Putnam Tax-Free High Yield Fund. However, the Trustees determined that such ongoing expense ratio savings were minimal when considered in light of the loss of the ongoing investment advantages, and relatively stronger performance, that shareholders could reasonably expect to realize by investing in the closed-end structure relative to an open-end structure. Since Putnam Managed Municipal Income Trust would be required to redeem its preferred shares prior to an open-ending merger, Putnam Management advised the Trustees that it anticipated that Putnam Managed Municipal Income Trust would be expected to incur meaningful transaction costs associated with selling securities to redeem its preferred shares. The Trustees noted that such transaction costs would be expected to outweigh the modest expense ratio savings that Putnam Managed Municipal Income Trust shareholders could be expected to realize in an open-ending merger. Finally, the Trustees observed that, if a chief benefit to be realized by Putnam Managed Municipal Income Trust shareholders in connection with an open-ending merger would be full liquidity at NAV, Putnam Managed Municipal Income Trust shareholders have had opportunities to achieve liquidity for their shares in recent years at prices reasonably close to, or even exceeding, NAV.

Open-Ending. The Trustees determined that an open-ending of your closed-end fund would generally present the same costs and benefits to closed-end fund shareholders as a merger, with certain exceptions that would render an open-ending a comparatively worse outcome for shareholders relative to a merger. In this regard, they noted that, in contrast to the lower operating expenses that would be expected for closed-end fund shareholders in connection with a merger, an open-ending would likely result in a significant increase in operating expenses through the significant reduction in a fund’s asset size following anticipated significant redemptions from closed-end fund shareholders. The Trustees also considered that conversion to an open-end fund may lead to imposition of 12b-1 fees or other distribution-related expenses that are not currently applicable to closed-end funds. The Trustees noted the possibility of the newly open-end fund experiencing increased assets over time, since open-end funds may continuously offer new shares to the public and have the ability to increase in size. Such growth in a fund’s size following a conversion to open-end status could result in efficiencies and the ability to spread fixed costs over a larger pool of assets. However, the Trustees noted their belief that the asset growth prospects for such a new open-end fund were highly speculative.

The anticipated significant redemptions from closed-end fund shareholders would impose significant liquidity demands on a fund, likely resulting in a combination of (i) investment in cash or highly liquid securities pending these redemptions and

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(ii) the sale of the most liquid securities in a fund’s portfolio to meet these redemption requests. As a result, the expected significant liquidity demands would likely alter the investment strategies that a fund pursues in a manner that is detrimental to the interests of remaining shareholders. On an ongoing basis, daily liquidity demands would alter the manner in which a fund is managed; see Why are the Trustees recommending a vote against conversion to open-end status? for a discussion of the investment advantages associated with the closed-end structure that would be forgone in connection with an open-ending. While remaining shareholders could be partially or wholly insulated from the transaction costs that a fund would incur in connection with post-open-ending redemptions through the imposition of a redemption fee, the remaining shareholders would likely be left with a less liquid, less attractive portfolio of securities in the fund as a result of expected significant portfolio dispositions to meet such redemptions. (The terms of any such redemption fee would be determined at a later time, but the Trustees do not expect that the fee would exceed 2% or be imposed on redemptions for a period of longer than one year following conversion.)

The Trustees concluded that the direct and indirect costs, both quantitative and qualitative, of an open-ending transaction would outweigh the benefits of such a transaction for shareholders of each closed-end fund at this time. The Trustees noted that different circumstances and market conditions could warrant a different conclusion in the future.

Liquidation. The Trustees also considered the possibility of liquidating each of the closed-end funds and distributing pro rata each fund’s remaining assets (after the payment of expenses, liabilities, etc.). The Trustees observed that these funds generally represent investment strategies reflective of Putnam Management’s strong fixed income heritage and expertise. The Trustees noted further that these funds have served shareholders reasonably well, possessing solid performance track records, and that liquidation would deprive shareholders of the investment choice they have made. In addition, they considered the possibility that there could be adverse tax consequences to some shareholders from a liquidation (i.e., recognition of capital gains). They concluded that liquidation should be viewed as inadvisable for these reasons.

In considering these possible actions and the current “open-ending” proposal, the Trustees have considered the fact that all shareholders who purchased your fund’s shares presumably made their choice from among a broad array of investment products available in the marketplace, including open-end funds investing in similar asset classes, with an understanding of the potential advantages and disadvantages of the closed-end structure. Thus, in considering whether to recommend a fundamental change in the structure of the fund and its investment characteristics, the Trustees have considered whether the closed-end structure of the fund continues to offer the investment advantages contemplated when the fund was originally offered to the marketplace. Especially in light of the steps to enhance shareholder returns described in more detail below, the Trustees have concluded that the fund remains a highly

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viable investment vehicle and that recent discount levels do not currently justify abandoning the advantages of the closed-end structure by converting your fund to open-end status.

How do the Trustees address trading discounts while maintaining the closed-end structure?

The Trustees have periodically considered a broad range of possible actions in an effort to reduce or eliminate the trading discounts, including a number of actions that could be implemented consistent with your fund’s closed-end structure. Such actions might include:

• Repurchases by the fund of its shares at prevailing market prices;

• Tender offers by the fund to repurchase its shares at a price above market and below NAV (or at NAV); and

• Communications with the marketplace regarding the benefits of investing in the fund in an effort to increase investor demand for the fund’s shares.

It is possible that these actions may have a temporary effect on a fund’s trading discount, although there is little industry experience that would suggest a long-term impact. In some cases, such actions would reduce the fund’s size over time, which may in turn result in an increase in the fund’s expense ratio and a constraint on the fund’s investment flexibility. To the extent that shares are repurchased at prices below NAV, however, such repurchases will enhance the NAV of the fund’s remaining common shares and the total return at NAV for the remaining common shareholders.

Recognizing the benefit of share repurchases for less than NAV, the Trustees in 2005 authorized for all of the Putnam closed-end funds, including your fund, a program to conduct open-market repurchases of their outstanding common shares. The Trustees have regularly renewed the program, most recently in September 2014, when the Trustees renewed the repurchase program, this time to permit the funds to repurchase up to an additional 10% of their outstanding common shares (based on shares outstanding as of October 7, 2014) at market prices over the twelve months ending October 7, 2015. The Trustees periodically review the program’s impact on investment performance and trading discounts, including information provided by Putnam Management regarding the increases in the NAV of remaining shares caused by share repurchases.

The table below shows the aggregate dollar gain to your fund caused by repurchases for less than NAV, as well as the approximate annualized contribution (gross of fees) of the share repurchase program to your fund’s returns at NAV from October 25, 2005 (the date shares were first repurchased) through December 31, 2014. The table also shows your fund’s total return, annualized and net of fees, over the same period.

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		Contribution
		of Share
		Repurchases	Fund’s Total
		to Fund’s	Return
	Benefit to	Total Return	(Annualized)
	Fund of Share	(Annualized) at	at NAV (net of
Fund	Repurchases ($)*	NAV**	fees)**

Putnam High Income Securities Fund	4,863,403	0.35%	7.43%

Putnam Managed Municipal	4,889,166	0.14%	5.99%
Income Trust***

Putnam Master Intermediate	16,494,243	0.38%	5.29%
Income Trust

Putnam Premier Income Trust	42,413,950	0.47%	5.77%

* “Benefit to Fund of Share Repurchases ($)” is a summation of the daily dollar gains/loss from shares repurchased. The first day profit is calculated using the trade date purchase price.

** “Contribution of Share Repurchases to Fund’s Total Return (Annualized) at NAV” and “Fund’s Total Return (Annualized) at NAV (net of fees)” are compounded returns. The returns are daily profits divided by the previous day’s NAV.

*** Figures for periods prior to February 2008 have not been adjusted to reflect the impact of the merger of other Putnam closed end funds into this fund that occurred in February 2008.

The Trustees believe that the record of the repurchase program to date supports the assertion that share repurchases represent an attractive investment opportunity for your fund, though the degree to which repurchases benefit the fund depends entirely on the level of trading discounts at which the fund’s shares continue to trade. In addition, there is no guarantee that share repurchases will cause the market price of your fund’s shares to increase or narrow any existing discounts. The Trustees will continue to monitor the repurchase program and review its impact on your fund’s investment performance and on trading discounts. The Trustees will also continue to evaluate the actions that might be taken in an effort to reduce trading discounts.

What are additional differences between a closed-end and an open-end fund?

In addition to the differences noted above, shareholders evaluating this proposal may wish to consider the following:

• Annual shareholder meetings. Your fund is currently required by the rules of the New York Stock Exchange to hold annual meetings of shareholders. Conversion of your fund to open-end status would result in termination of the fund’s listing on the New York Stock Exchange, with the result that your fund would no longer be required to hold annual meetings.

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• Dividend reinvestment. Shareholders of your fund currently have the option of participating in the fund’s Dividend Reinvestment Plan, under which cash distributions paid by your fund are generally reinvested through the purchase of additional fund shares at market prices, which currently reflect a discount from NAV. (At times when your fund’s shares are trading at a premium over their NAV, such reinvestments are made at the higher of NAV or 95% of market value.) Shareholders of Putnam open-end funds have the option to reinvest their distributions in additional shares at NAV at all times. If the fund were to convert to open-end status, shareholders would no longer be able to reinvest dividends at a price below NAV per share during times when shares are trading at a discount to NAV.

• Exchange privileges. Shareholders of retail open-end funds in the Putnam family of funds currently have the privilege of exchanging their investment at NAV and without sales charges for shares of the same class of more than 80 retail open-end funds in the Putnam group. Shareholders of your fund do not have that privilege.

• Redemption fees. If shareholders approve a conversion to open-end status, the Trustees expect to instate a redemption fee for a period of time following conversion with the purpose of at least partly offsetting the transaction costs that may result from significant redemptions of shares. The terms of any redemption fee would be determined at a later time, but the Trustees do not expect that the fee would exceed 2% or be imposed on redemptions for a period of longer than one year following conversion.

• Distribution expenses. If shareholders approve a conversion to open-end status, in order to increase assets, the Trustees would likely consider commencing a continuous offering of shares of your fund and might also recommend, subject to shareholder approval, that your fund adopt a distribution plan under Rule 12b-1 under the 1940 Act. Under the current plans for Class A shares of Putnam open-end funds, Putnam Retail Management, those funds’ principal underwriter, receives annual distribution fees of 0.25% of net assets, though the applicable plans permit fees of up to 0.35%.

What changes to your fund’s Declaration of Trust and other effects would follow if shareholders vote to convert the fund to open-end status?

• Effect on the fund’s Declaration of Trust. Conversion of your fund from a closed-end to an open-end status would require certain changes to your fund’s Declaration of Trust and, therefore, a vote in favor of such conversion would also authorize the Trustees to amend your fund’s Declaration of Trust to reflect such changes. These changes would bring your fund’s Declaration of Trust in line with those of Putnam open-end funds.

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The Declaration of Trust would be amended to require your fund to purchase all shares offered to it for redemption at a price equal to the NAV of the shares next determined, less any redemption fee or other charges fixed by the Trustees. In addition, to the extent permitted by applicable law, the fund would be authorized, at its option, to redeem shares held in a shareholder’s account at NAV if at any time a shareholder owned shares in an amount either less than or greater than, as the case may be, an amount determined by the Trustees. Notwithstanding this provision, all shares would be redeemable at a shareholder’s option.

The Declaration of Trust would also be amended to eliminate certain provisions that relate specifically to your fund’s closed-end status, such as the conversion provision that has necessitated this proposal. In addition, for Putnam Managed Municipal Income Trust, the fund’s Declaration of Trust and Bylaws would be amended to remove provisions allowing the issuance of, and otherwise governing the operations of, preferred shares. Finally, if shareholders were to vote to convert your fund to open-end status, the provision in your fund’s Declaration of Trust requiring that Trustees be elected annually at the annual shareholder meeting or at a special meeting in lieu thereof would be eliminated. The Trustees would also make certain necessary technical and non-material changes to the Declaration of Trust.

• 12b-1 Plan. As discussed above, if this proposal is approved by shareholders, to support the marketing of fund shares, the Trustees might also recommend, subject to shareholder approval, that your fund adopt a distribution plan under Rule 12b-1 under the 1940 Act. The plan the Trustees might recommend could resemble the plans of other Putnam open-end funds, under which Putnam Retail Management, those funds’ principal underwriter, currently receives, with respect to Class A shares, annual distribution fees of 0.25% of net assets, though the applicable plans permit fees of up to 0.35%.

• Timing. If this proposal is approved by shareholders, a number of steps would be required to implement the conversion, including the preparation, filing and effectiveness of an open-end fund registration statement under the Securities Act of 1933 covering the offering of your fund’s shares (the “Open-End Registration Statement”), the establishment of distribution arrangements, and the negotiation and execution of a new or amended agreement with the fund’s transfer agent. In addition, subject to any necessary Trustee and shareholder approvals, the fund may propose changes to its investment management agreement. Your fund anticipates that the conversion would become effective during the fall of 2015, although there is no assurance of this, and that the discount, if any, at which the fund’s shares trade in relation to its NAV would likely be reduced in anticipation of the ability to redeem shares at NAV upon the completion of the conversion. It is expected that the fund’s amended Declaration of Trust would not be filed and effective until the Open-End Registration Statement has become effective.

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• Shareholder Approval of Certain Items. Should your fund convert to an open-end investment company, certain aspects of the operation of the fund subsequent to its conversion may need to be approved by the fund’s shareholders before the effectiveness of the conversion. These matters may include, among other things, making any changes in the fund’s fundamental investment policies or investment management contract and associated fee and expense arrangements considered appropriate, and considering the adoption of a distribution plan under Rule 12b-1 under the 1940 Act.

Certain other legal, accounting and other costs would be incurred in connection with the conversion of your fund to open-end status. These direct costs would not be expected to increase materially your fund’s expense ratio.

What is the voting requirement for approving the conversion?

Approval of the conversion of your fund to open-end status and of the related amendments to each fund’s Declaration of Trust requires the “yes” vote of a majority of the fund’s outstanding shares.

If approved, the conversion would become effective following compliance with all necessary regulatory requirements under federal and state law. Your fund would seek to complete this process as soon as reasonably practicable. Until the conversion, your fund’s shares would continue to be listed and traded on the New York Stock Exchange.

If the conversion is not approved, will your fund continue in its current form?

Yes. In the event that shareholders do not approve the conversion of your fund to open-end status, your fund would continue to operate as a closed-end fund.

The Trustees believe that the continued operation of your fund as a closed-end fund is in the best long-term interests of your fund’s shareholders, and unanimously recommend a vote “AGAINST” the conversion of your fund to open-end status at this time.

Further Information About Voting and the Annual Meeting

Meeting Quorum and Methods of Tabulation. The shareholders of each fund vote separately with respect to each proposal. Thirty percent of the shares entitled to vote constitutes a quorum for the transaction of business with respect to any proposal at the annual meeting, except that, for Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust, where the preferred shares or common shares will vote as separate classes, then thirty percent of the shares of each class entitled to vote will be necessary to constitute a quorum for the transaction of business with respect to that proposal by that class. The tellers will count the total number of votes cast “for” approval of a proposal for purposes of determining whether sufficient

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affirmative votes have been cast. Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.

The documents that authorize Putnam Fiduciary Trust Company or Putnam Investor Services, Inc. (“Putnam Investor Services”) to act as Trustee for certain individual retirement accounts (including traditional, Roth and SEP IRAs, 403(b)(7) accounts and Coverdell Education Savings Accounts) provide that if an account owner does not submit voting instructions for his or her shares, Putnam Fiduciary Trust Company or Putnam Investor Services will vote such shares in the same proportions as other shareholders with similar accounts have submitted voting instructions for their shares. Shareholders should be aware that this practice, known as “echo-voting,” may have the effect of increasing the likelihood that a proposal will be acted upon (approved or disapproved) and that Putnam Fiduciary Trust Company or Putnam Investor Services, each of which is an affiliate of Putnam Management, may benefit indirectly from the approval and disapproval, in accordance with the Trustees’ recommendations, of the various proposals in the proxy statement.

With respect to Proposal 1a and Proposal 1b, neither abstentions nor broker non-votes have an effect on the outcome of the proposal. With respect to Proposal 2, abstentions and broker non-votes have the effect of votes against the proposal. A fund may request that selected brokers and nominees, in their discretion, submit broker non-votes, if doing so is necessary to obtain a quorum.

Shareholders who object to any proposal in this proxy statement will not be entitled under Massachusetts law or your fund’s Declaration of Trust to demand payment for, or an appraisal of, their shares.

Special Rule for Proportional Voting for Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust. For funds listed on the New York Stock Exchange that have outstanding preferred shares, in accordance with the rules of the exchange, brokerage firms may vote for (or against) a proposal, on behalf of their clients who beneficially own the remarketed or auction rate preferred shares and from whom they have not received voting instructions, in the same proportion as votes for (and against) such proposal that have been received from holders of preferred shares if (i) the holders of a minimum of 30% of the outstanding preferred shares have been voted by the holders of preferred shares, (ii) the holders of less than 10% of the outstanding preferred shares have voted against such proposal, and (iii) the holders of the common shares have approved such proposal.

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Other business. The Trustees know of no matters other than those described in this proxy statement to be brought before the annual meeting. If, however, any other matters properly come before the annual meeting, proxies will be voted on these matters in accordance with the judgment of the persons named in the enclosed proxy card(s).

Simultaneous meetings. The annual meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of the other Putnam closed-end funds. It is anticipated that all annual meetings will be held simultaneously.

If any shareholder at the annual meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of adjournment.

Solicitation of proxies. In addition to soliciting proxies by mail, the Trustees of your fund and employees of Putnam Management and Putnam Investor Services, as well as their agents, may solicit proxies in person or by telephone. Your fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders’ identities, to allow them to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Shareholders would be called at the phone number Putnam Management or Putnam Investor Services has in its records for their accounts (or that Putnam Management or Putnam Investor Services obtains from agents acting on behalf of financial intermediaries, in the case of shares held in street name through a bank, broker or other financial intermediary) and would be given an opportunity to authenticate their identities and to authorize the proxies to vote their shares at the annual meeting in accordance with their instructions. To ensure that shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the annual meeting. Your fund is unaware of any such challenge at this time.

Shareholders have the opportunity to submit their voting instructions over the Internet by using a program provided by a third-party vendor hired by Putnam Management or by automated telephone service. The giving of a proxy will not affect your right to vote in person should you decide to attend the annual meeting. To vote online using the Internet, please access the Internet address listed on the proxy card

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and follow the instructions on the Internet site. To record your voting instructions using the automated telephone service, use the toll-free number listed on your proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly.

Your fund’s Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting, including brokers and nominees.

Expense of the solicitation. For managing the funds’ overall proxy campaign, AST Fund Solutions, 48 Wall Street, 22nd Floor, New York, NY 10005 will receive a management fee plus reimbursement for out-of-pocket expenses. AST Fund Solutions will also receive fees in connection with assembling, mailing and transmitting the notice of meeting, proxy statement and related materials on behalf of the funds, tabulating those votes that are received, and any solicitation of additional votes. While the fees received by AST Fund Solutions will vary based on the level of additional solicitation necessary to achieve quorum and shareholder approval, the fees paid to AST Fund Solutions are estimated to be approximately $2,719 for Putnam High Income Securities Fund, $4,140 for Putnam Managed Municipal Income Trust, $5,526 for Putnam Master Intermediate Income Trust, $3,467 for Putnam Municipal Opportunities Trust, and $9,457 for Putnam Premier Income Trust (approximately $25,309 in the aggregate for all funds). In addition, banks, brokers or other financial intermediaries holding shares as nominee will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts and tabulating those instructions that are received. After reimbursement of these expenses, it is estimated that Putnam High Income Securities Fund, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust, and Putnam Premier Income Trust will incur total costs of approximately $19,198, $31,045, $35,175, $31,233, and $63,880, respectively, in connection with the proxy campaign (approximately $180,531 in the aggregate for all funds). Other costs associated with the proxy campaign include the expenses of the preparation and printing of proxy materials. All proxy campaign costs are being borne by each fund.

Revocation of proxies. Giving your proxy, whether by returning the proxy card(s) or providing voting instructions over the Internet or by telephone, does not affect your right to attend the annual meeting and vote in person. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted (i) by a written revocation received by the Clerk of your fund, (ii) by properly executing and submitting a later-dated proxy, (iii) by recording later-dated voting instructions

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by telephone or via the Internet, or (iv) by attending the annual meeting and voting in person. If your shares are held in street name through a bank, broker or other financial intermediary, please check your voting instruction form or contact your bank, broker or other financial intermediary for instructions on how to change or revoke your vote.

Dates for receipt of shareholders’ proposals for subsequent meetings of shareholders. It is currently anticipated that your fund’s next annual meeting of shareholders will be held on April 29, 2016, although the Trustees of your fund reserve the right to set an earlier or later date for the annual meeting for the 2015–2016 fiscal year. Shareholder proposals which are intended to be included in the proxy statement for that meeting and presented at the 2016 annual meeting must be received by your fund on or before October 27, 2015. In order for a shareholder proposal to be included in the proxy statement, both the submitting shareholder and the proposal itself must satisfy the requirements set forth in Rule 14a-8 under the Exchange Act. The fund may exclude from the proxy materials and consideration at a meeting certain proposals as permitted by Securities and Exchange Commission rules and state law. Shareholders who wish to make a proposal at the 2016 annual meeting without including the proposal in the fund’s proxy statement must ensure that the proposal is received by your fund in good order and in compliance with all applicable legal requirements, including the requirements set forth in your fund’s Amended and Restated Bylaws, between January 25, 2016 and February 24, 2016. You may obtain a copy of your fund’s Amended and Restated Bylaws by submitting a request in writing to The Putnam Funds, One Post Office Square, Boston, Massachusetts 02109.

Adjournment. To the extent permitted by each fund’s Declaration of Trust and Amended and Restated Bylaws, any meeting of shareholders may, by action of the chair of the meeting, be adjourned from time to time without notice (other than announcement at the meeting at which the adjournment is taken) with respect to one or more matters to be considered at such meeting to a designated date (which may be more than 120 days after the date initially set for the meeting), time and place, whether or not a quorum is present with respect to such matter. Upon motion of the chair of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters to be adjourned and, if approved, such adjournment shall take place without further notice (other than announcement at the meeting at which the adjournment is taken). If the quorum required for the annual meeting has not been met, the persons named as proxies intend to propose adjournment of the meeting and to vote all shares that they are entitled to vote in favor of such adjournment. If the quorum required for the annual meeting has been

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met, but sufficient votes in accordance with the Trustees’ recommendation regarding Proposal 2 are not received by the time scheduled for the meeting, the persons named as proxies may also propose adjournment of the meeting with respect to any or all proposals in order to permit solicitation of additional proxies. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in accordance with the Trustees’ recommendations. They will vote against adjournment those proxies required to be voted contrary to the Trustees’ recommendations. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting, including shares that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. Adjournments of the annual meeting may be proposed for a reasonable period or periods to permit further solicitation of proxies. The funds will bear the costs of any additional solicitation and of any adjourned session. Any proposal for which sufficient favorable votes have been received may be acted upon and considered final regardless of whether the annual meeting is adjourned to permit additional solicitation with respect to any other proposal that may properly come before the meeting.

Duplicate mailings. As permitted by SEC rules, Putnam Management’s policy is to send a single copy of the proxy statement to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise. Separate proxy cards will be included with the proxy statement for each account registered at that address. If you would prefer to receive your own copy of the proxy statement, please contact Putnam Investor Services by phone at 1-800-225-1581 or by mail at P.O. Box 8383, Boston, MA 02266-8383.

Financial information. Your fund’s Clerk will furnish to you, upon request and without charge, a copy of the fund’s annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. You may direct these requests to Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383 or by phone at 1-800-225-1581. You may also access copies of these reports by visiting Putnam’s website at www.putnam.com/individual.

Fund Information

Putnam Investments. Putnam Management is an indirect wholly-owned subsidiary of Putnam Investments, LLC (“Putnam Investments”). The funds do not have a distributor or principal underwriter. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of The Honourable Paul G. Desmarais, indirectly holds approximately 61.1% of the voting rights of Power Corporation of Canada. Power Corporation of Canada, a diversified international management and holding

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company with interests in companies in the financial services, communications and other business sectors, indirectly owns approximately 65.7% of the voting shares of Power Financial Corporation, a diversified management and holding company with direct and indirect interests in the financial services sector in Canada, the United States and Europe. Power Financial Corporation in turn owns, directly and indirectly, voting securities to which are attached approximately 67.1% of the votes attached to all voting securities of Great-West Lifeco Inc., a financial services holding company with operations in Canada, the United States and Europe. Great-West Lifeco Inc. owns a majority interest in, and all of the voting shares of, Putnam Investments through a series of subsidiaries.

The address of each of Putnam Investments and Putnam Management is One Post Office Square, Boston, Massachusetts 02109. The address of The Desmarais Family Residuary Trust is 759 Victoria Square, Montreal, Quebec H2Y 2J7. The address of Power Corporation of Canada and Power Financial Corporation is 751 Victoria Square, Montreal, Quebec H2Y 2J3. The address of Great-West Lifeco Inc. is 100 Osborne Street North, Winnipeg, Manitoba, R3C 3A5. Robert L. Reynolds is the President and Chief Executive Officer of Putnam Investments. His address is One Post Office Square, Boston, MA 02109.

Putnam Investments Limited. Putnam Investments Limited, which has been retained by Putnam Management as investment sub-manager with respect to a portion of the assets of certain funds, is owned by The Putnam Advisory Company, LLC, which is a registered investment adviser owned indirectly by Putnam Investments. The directors of Putnam Investments Limited, listed along with their principal business occupations at Putnam Investments, are Simon Davis, Co-Head of International Equities, Alan G. McCormack, Head of Quantitative Equities and Risk, and Clare Richer, Chief Financial Officer. The address of Putnam Investments Limited, Alan G. McCormack and Simon Davis is Cassini House, 57–59 St. James’s Street, London, England SW1A 1LD. The address of The Putnam Advisory Company, LLC and of Clare Richer is One Post Office Square, Boston, Massachusetts 02109.

Limitation of Trustee liability. Your fund’s Declaration of Trust provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith, have not acted in the reasonable belief that their actions were in the best interests of the fund or at least were not opposed to the best interests of the fund or had reasonable cause to believe their actions were unlawful in the case of a criminal proceeding, or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his

56

or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Auditor. As listed below, the Trustees have selected PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, or KPMG LLP, 99 High Street, Boston, Massachusetts 02110, as the auditors for each fund’s current fiscal year. These firms are among the country’s preeminent auditors. Each firm was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services and the competitiveness of its fees. Representatives of each of PricewaterhouseCoopers LLP and KPMG LLP are expected to be present at the annual meeting and to have the opportunity to make a statement and respond to appropriate questions.

A note for Putnam High Income Securities Fund and Putnam Municipal Opportunities Trust

Between July 18, 2013 and December 16, 2013, which included a portion of your fund’s most recent fiscal year, a non-U.S. member firm in PricewaterhouseCoopers LLP’s global network of firms had an investment in certain non-U.S. funds that became affiliated with Putnam Investments as a result of the acquisition of the funds’ advisor by Putnam’s parent company, Great-West Lifeco Inc. The investment consisted of pension plan assets for the benefit of the member firm’s personnel. This investment is inconsistent with the SEC’s independence rules applicable to auditors. Although upon the disposition of the investment by the member firm on December 16, 2013, PricewaterhouseCoopers LLP and its affiliates took all necessary steps to eliminate this issue, the requirements of the SEC’s independence rules were not met for your fund’s fiscal year because the SEC’s rules require an audit firm to be independent for the entire fiscal year under audit. Based on its knowledge of the facts and its experience with PricewaterhouseCoopers LLP, the Audit and Compliance Committee of your fund’s Board of Trustees concluded that the investment by the PricewaterhouseCoopers LLP member firm would not affect PricewaterhouseCoopers LLP’s ability to render an objective audit opinion to your fund. Based on this conclusion and consideration of the potential risks that the disruption of a change of auditor could present, the Audit and Compliance Committee determined that PricewaterhouseCoopers LLP should continue to act as auditor for your fund.

The following table presents fees billed to each indicated fund in each of its last two fiscal years by the fund’s auditor:

Putnam High Income Securities Fund
(PricewaterhouseCoopers LLP)

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2014	$72,242	$—	$16,223	$—

August 31, 2013	$72,576	$—	$16,169	$—

57

Putnam Managed Municipal Income Trust
(KPMG LLP)

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2014	$71,395	$28,375	$6,590	$—

October 31, 2013	$70,041	$27,675	$6,458	$—

Putnam Master Intermediate Income Trust
(KPMG LLP)

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2014	$138,561	$—	$6,590	$—

September 30, 2013	$129,389	$—	$6,458	$—

Putnam Municipal Opportunities Trust
(PricewaterhouseCoopers LLP)

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2014	$75,822	$32,284	$11,395	$—

April 30, 2013	$74,048	$32,284	$11,395	$—

Putnam Premier Income Trust
(KPMG LLP)

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2014	$163,756	$—	$6,590	$—

July 31, 2013	$153,053	$—	$6,458	$—

Audit Fees represent fees billed for a fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in a fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in a fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

58

The following tables present the amounts the fund’s auditor billed for aggregate non-audit fees to each fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund in each of the fund’s last two fiscal years:

Putnam High Income Securities Fund	Aug. 31, 2014: $592,397	Aug. 31, 2013: $163,669

Putnam Managed Municipal Income Trust	Oct. 31, 2014: $34,965	Oct. 31, 2013: $34,133

Putnam Municipal Opportunities Trust	April 30, 2014: $168,679	April 30, 2013: $191,179

Putnam Master Intermediate Income Trust	Sept. 30, 2014: $6,590	Sept. 30, 2013: $6,458

Putnam Premier Income Trust	July 31, 2014: $6,590	July 31, 2013: $6,458

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee has determined that, as a matter of policy, all work performed for the funds by the funds’ auditors will be preapproved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee of the Putnam funds also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

Since the beginning of the two most recently completed fiscal years of each fund, all work performed by the auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the funds was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above.

The following table presents fees billed to each indicated fund in each of its last two fiscal years by the fund’s auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (funds not listed below were not billed for such services during their last two fiscal years):

Putnam High Income Securities Fund	Aug. 31, 2014: $576,174	Aug. 31, 2013: $147,500

Putnam Municipal Opportunities Trust	April 30, 2014: $125,000	April 30, 2013: $147,500

59

Officers and other information. All of the officers of your fund are employees of Putnam Management or its affiliates or serve on the staff of the Office of the Trustees. Because of his positions with Putnam Management or its affiliates, Mr. Reynolds, as well as the other affiliated officers of your fund, will benefit indirectly from the management fees and investor servicing fees paid or allowed by your fund. In addition to Mr. Reynolds, the other officers of your fund are as follows:

Length of Service
Name, Address[1], Year of Birth,	with the	Principal Occupation(s)
Position(s) Held with Putnam funds	Putnam funds[2]	During Past 5 Years[3]

Jonathan S. Horwitz[4] (Born 1955)	Since 2004	Executive Vice President, Principal
Executive Vice President,		Executive Officer, and Compliance
Principal Executive Officer and		Liaison, The Putnam Funds
Compliance Liaison

Steven D. Krichmar (Born 1958)	Since 2002	Chief of Operations, Putnam
Vice President and		Investments and Putnam Management
Principal Financial Officer

Robert T. Burns (Born 1961)	Since 2011	General Counsel, Putnam Investments,
Vice President and Chief Legal Officer		Putnam Management and Putnam
Retail Management

Robert R. Leveille (Born 1969)	Since 2007	Chief Compliance Officer, Putnam
Vice President and		Investments, Putnam Management
Chief Compliance Officer		and Putnam Retail Management

Michael J. Higgins[4] (Born 1976)	Since 2010	Manager of Finance, Dunkin’ Brands
Vice President,Treasurer, and Clerk		(2008–2010)

Janet C. Smith (Born 1965)	Since 2007	Director of Fund Administration
Vice President, Principal Accounting		Services, Putnam Investments and
Officer and Assistant Treasurer		Putnam Management

Susan G. Malloy (Born 1957)	Since 2007	Director of Accounting and Control
Vice President and Assistant Treasurer		Services, Putnam Investments and
Putnam Management

James P. Pappas (Born 1953)	Since 2004	Director of Trustee Relations, Putnam
Vice President		Investments and Putnam Management

Mark C. Trenchard (Born 1962)	Since 2002	Director of Operational Compliance,
Vice President and		Putnam Investments and Putnam
BSA Compliance Officer		Retail Management

Nancy E. Florek[4] (Born 1957)	Since 2000	Vice President, Director of Proxy
Vice President, Director of Proxy		Voting and Corporate Governance,
Voting and Corporate Governance,		Assistant Clerk and Associate
Assistant Clerk, and Associate		Treasurer, The Putnam Funds
Treasurer

1 The address of each officer is One Post Office Square, Boston, MA 02109.

2 Each officer serves an indefinite term, until his or her resignation, retirement, death or removal.

3 Prior positions and/or officer appointments with the fund or the fund’s investment adviser have been omitted.

4 Officers of the fund who are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management by the funds.

60

Net assets of your fund as of December 31, 2014

Putnam High Income Securities Fund	$141,737,302.97

Putnam Managed Municipal Income Trust	$445,651,552.17*

Putnam Master Intermediate Income Trust	$310,813,485.78

Putnam Municipal Opportunities Trust	$529,634,973.39*

Putnam Premier Income Trust	$718,624,068.57

* Excludes the amount of aggregate liquidation preference of outstanding preferred shares of the fund.

Shares outstanding of your fund as of February 2, 2015

	Putnam	Putnam		Putnam
	High Income	Managed	Putnam Master	Municipal	Putnam
	Securities	Municipal	Intermediate	Opportunities	Premier
	Fund	Income Trust	Income Trust	Trust	Income Trust

Common	15,316,160.942	55,536,335.998	57,312,793.904	39,312,593.364	121,282,717.93

Series A Preferred	—	245	—	—	—

Series B Preferred	—	—	—	3,417	—

Series C Preferred	—	1,980	—	3,737	—

5% Beneficial Ownership. As of December 31, 2014, to the knowledge of the funds, no person owned beneficially or of record 5% or more of any class of shares of any fund, except as noted as follows:

			Percentage
Fund	Shareholder Name and Address	Holdings	Owned

Putnam High Income Securities Fund

	Cede & Company*
	20 Bowling Green
	New York, NY 10004-1408	14,704,072	95.25%

	First Trust Portfolios L.P.**
	First Trust Advisors L.P.
	The Charger Corporation
	120 East Liberty Drive, Suite 400
	Wheaton, IL 60187	1,729,380	11.20%

Putnam Managed Municipal Income Trust

	CEDE & Company*
	20 Bowling Green	52,482,980
	New York, NY 10004-1408	common shares	94.31%

	First Trust Portfolios L.P.***
	First Trust Advisors L.P.
	The Charger Corporation
	120 East Liberty Drive, Suite 400	9,171,394
	Wheaton, Illinois 60187	common shares	16.48%

	Bank of America Corporation#
	Bank of America, NA
	Bank of America Corporate Center
	100 South Tryon Street
	Charlotte, NC 28255
	Blue Ridge Investments, L.L.C.#
	214 South Tryon Street	1,607
	Charlotte, NC 28255	preferred shares	72.22%

61

			Percentage
Fund	Shareholder Name and Address	Holdings	Owned

Putnam Master Intermediate Income Trust

	CEDE & Company*
	20 Bowling Green
	New York, NY 10004-1408	54,566,830	95.16%

	Sit Investment Associates, Inc.****
	3300 IDS Center
	80 South Eighth Street
	Minneapolis, MN 55402	3,517,015	6.13%

	First Trust Portfolios L.P.##
	First Trust Advisors L.P.
	The Charger Corporation
	120 East Liberty Drive, Suite 400
	Wheaton, Illinois 60187	6,484,351	11.31%

Putnam Municipal Opportunities Trust

	CEDE & Company*
	20 Bowling Green	38,210,200
	New York, NY 10004-1408	common shares	96.70%

	First Trust Portfolios L.P.###
	First Trust Advisors L.P.
	The Charger Corporation
	120 East Liberty Drive, Suite 400	3,471,436
	Wheaton, Illinois 60187	common shares	8.78%

	Bank of America Corporation####
	Bank of America, NA
	Bank of America Corporate Center
	100 South Tryon Street
	Charlotte, NC 29255
	Blue Ridge Investments, L.L.C.####
	214 North Tryon Street	5,218
	Charlotte, NC 28255	preferred shares	72.94%

Putnam Premier Income Trust

	CEDE & Company*
	20 Bowling Green
	New York, NY 10004-1408	114,420,884	93.87%

	First Trust Portfolios L.P.#####
	First Trust Advisors L.P.
	The Charger Corporation
	120 East Liberty Drive, Suite 400
	Wheaton, Illinois 60187	13,690,714	11.23%

	Saba Capital Management, L.P.^
	Broaz R. Weinstein
	405 Lexington Avenue, 58th Floor
	New York, NY 10174	6,655,337	5.46%

* Believed to hold shares only as nominee.

** First Trust Portfolios, L.P., First Trust Advisors L.P., and The Charger Corporation reported shared beneficial share ownership as of September 30, 2014 in a October 10, 2014 filing with the Securities and Exchange Commission on Schedule 13G. Some or all of this 11.20% position may already be reflected in Cede & Company’s position in the fund.

62

*** First Trust Portfolios L.P., First Trust Advisors L.P., and The Charger Corporation reported shared beneficial share ownership as of December 31, 2013 in a January 16, 2014 filing with the Securities and Exchange Commission on Schedule 13G. Some or all of this 16.48% may already be reflected in Cede & Company’s position in the fund.

**** Sit Investment Associates, Inc., reported beneficial ownership as of December 31, 2013 in a January 27, 2014 filing with the Securities and Exchange Commission on Schedule 13G. Some or all of this 6.13% position may already be reflected in Cede & Company’s position in the fund.

# Bank of America Corporation and Blue Ridge Investments, L.L.C. reported shared beneficial ownership as of January 1, 2011 in a January 11, 2011 filing with the Securities and Exchange Commission on Schedule 13D.

## First Trust Portfolios, L.P., First Trust Advisors L.P., and The Charger Corporation reported shared beneficial share ownership as of August 31 31, 2014 in a September 10, 2014 filing with the Securities and Exchange Commission on Schedule 13G. Some or all of this 11.31% position may already be reflected in Cede & Company’s position in the fund.

### First Trust Portfolios, L.P., First Trust Advisors L.P., and The Charger Corporation reported shared beneficial share ownership as of November 30, 2014 in a December 10, 2014 filing with the Securities and Exchange Commission on Schedule 13G. Some or all of this 8.78% position may already be reflected in Cede & Company’s position in the fund.

#### Bank of America Corporation and Blue Ridge Investments, L.L.C. reported shared beneficial ownership as of January 1, 2011 in a January 11, 2011 filing with the Securities and Exchange Commission on Schedule 13D.

##### First Trust Portfolios, L.P., First Trust Advisors L.P., and The Charger Corporation reported shared beneficial share ownership as of April 30, 2014 in a May 9, 2014 filing with the Securities and Exchange Commission on Schedule 13G. Some or all of this 11.23% position may already be reflected in Cede & Company’s position in the fund.

^ Saba Capital Management, L.P., and Boaz R. Weinstein reported shared beneficial share ownership as of August 1, 2014 in a August 11, 2014 filing with the Securities and Exchange Commission on Schedule 13G. Some or all of this 5.46% position may already be reflected in Cede & Company’s position in the fund.

63

Putnam Investments
One Post Office Square
Boston, MA 02109
1-800-225-1581

Address correspondence to:
Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

putnam.com	292761 2/15

PUTNAM HIGH INCOME SECURITIES FUND

By signing below, you, as a holder of common shares of Putnam High Income Securities Fund, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund common shares on your behalf at the meeting of the shareholders of Putnam High Income Securities Fund. The meeting will take place on April 23, 2015 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign this proxy card, your common shares will be voted on your behalf exactly as you have indicated on the other side of this card. If you simply sign this proxy card, and do not vote on a specific proposal, your common shares will be automatically voted as the Trustees recommend. The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Proposals	Please vote by filling in the appropriate box below.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AT 14.			FOR	AGAINST	ABSTAIN

1A. Fixing the number of Trustees at 14.			□	□	□

THE TRUSTEES RECOMMEND A VOTE FOR ALL NOMINEES.

1B. Electing your fund’s 14 nominees for Trustees.
			FOR ALL	WITHHOLD ALL	FOR ALL
01) Liaquat Ahamed	06) Robert J. Darretta	11) Robert E. Patterson			EXCEPT*
02) Ravi Akhoury	07) Katinka Domotorffy	12) George Putnam, III	□	□	□
03) Barbara M. Baumann	08) John A. Hill	13) Robert L. Reynolds
04) Jameson A. Baxter	09) Paul L. Joskow	14) W. Thomas Stephens
05) Charles B. Curtis	10) Kenneth R. Leibler

THE TRUSTEES RECOMMEND A VOTE AGAINST PROPOSAL 2.
			FOR	AGAINST	ABSTAIN
2. Approval of the conversion of your fund from closed-end to open-end			□	□	□
status and certain related amendments to your fund’s Declaration of Trust.

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the “FOR ALL EXCEPT” box and write the name(s) or number(s) of the excluded nominee(s) below:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on April 23, 2015.
The Proxy Statement for this meeting is available at: www.proxyonline.com/docs/putnamcef.pdf.

If you have any questions on these proposals, please call 1-800-283-5915.				Please sign and date the other side of this card.

Cusip: 123456789		Barcode	TAG ID: 12345678

PUTNAM MANAGED MUNICIPAL INCOME TRUST

By signing below, you, as a holder of common shares of Putnam Managed Municipal Income Trust, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund common shares on your behalf at the meeting of the shareholders of Putnam Managed Municipal Income Trust. The meeting will take place on April 23, 2015 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign this proxy card, your common shares will be voted on your behalf exactly as you have indicated on the other side of this card. If you simply sign this proxy card, and do not vote on a specific proposal, your common shares will be automatically voted as the Trustees recommend. The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Proposals	Please vote by filling in the appropriate box below.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AT 14.			FOR	AGAINST	ABSTAIN

1A. Fixing the number of Trustees at 14.			□	□	□

THE TRUSTEES RECOMMEND A VOTE FOR ALL NOMINEES.

1B. Electing your fund’s 12 nominees for Trustees voted on by the common and preferred shareholders voting as a single class.
			FOR ALL	WITHHOLD ALL	FOR ALL
01) Liaquat Ahamed	05) Charles B. Curtis	09) Kenneth R. Leibler			EXCEPT*
02) Ravi Akhoury	06) Robert J. Darretta	10) George Putnam, III	□	□	□
03) Barbara M. Baumann	07) Katinka Domotorffy	11) Robert L. Reynolds
04) Jameson A. Baxter	08) Paul L. Joskow	12) W. Thomas Stephens

THE TRUSTEES RECOMMEND A VOTE AGAINST PROPOSAL 2.
			FOR	AGAINST	ABSTAIN
2. Approval of the conversion of your fund from closed-end to open-end			□	□	□
status and certain related amendments to your fund’s Declaration of Trust.

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the “FOR ALL EXCEPT” box and write the name(s) or number(s) of the excluded nominee(s) below:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on April 23, 2015.
The Proxy Statement for this meeting is available at: www.proxyonline.com/docs/putnamcef.pdf.

If you have any questions on these proposals, please call 1-800-283-5915.				Please sign and date the other side of this card.

Cusip: 123456789		Barcode	TAG ID: 12345678

PUTNAM MANAGED MUNICIPAL INCOME TRUST

By signing below, you, as a holder of preferred shares of Putnam Managed Municipal Income Trust, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund preferred shares on your behalf at the meeting of the shareholders of Putnam Managed Municipal Income Trust. The meeting will take place on April 23, 2015 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign this proxy card, your preferred shares will be voted on your behalf exactly as you have indicated on the other side of this card. If you simply sign this proxy card, and do not vote on a specific proposal, your preferred shares will be automatically voted as the Trustees recommend. The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Proposals	Please vote by filling in the appropriate box below.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AT 14.			FOR	AGAINST	ABSTAIN

1A. Fixing the number of Trustees at 14.			□	□	□

THE TRUSTEES RECOMMEND A VOTE FOR ALL NOMINEES.

1B. Electing your fund’s 14 nominees for Trustees.
			FOR ALL	WITHHOLD ALL	FOR ALL
01) Liaquat Ahamed	06) Robert J. Darretta	11) Robert E. Patterson			EXCEPT*
02) Ravi Akhoury	07) Katinka Domotorffy	12) George Putnam, III	□	□	□
03) Barbara M. Baumann	08) John A. Hill	13) Robert L. Reynolds
04) Jameson A. Baxter	09) Paul L. Joskow	14) W. Thomas Stephens
05) Charles B. Curtis	10) Kenneth R. Leibler

THE TRUSTEES RECOMMEND A VOTE AGAINST PROPOSAL 2.			FOR	AGAINST	ABSTAIN

2. Approval of the conversion of your fund from closed-end to open-end			□	□	□
status and certain related amendments to your fund’s Declaration of Trust.

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the “FOR ALL EXCEPT” box and write the name(s) or number(s) of the excluded nominee(s) below:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on April 23, 2015.
The Proxy Statement for this meeting is available at: www.proxyonline.com/docs/putnamcef.pdf.

If you have any questions on these proposals, please call 1-800-283-5915.				Please sign and date the other side of this card.

Cusip: 123456789		Barcode	TAG ID: 12345678

PUTNAM MASTER INTERMEDIATE INCOME TRUST

By signing below, you, as a holder of common shares of Putnam Master Intermediate Income Trust, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund common shares on your behalf at the meeting of the shareholders of Putnam Master Intermediate Income Trust. The meeting will take place on April 23, 2015 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign this proxy card, your common shares will be voted on your behalf exactly as you have indicated on the other side of this card. If you simply sign this proxy card, and do not vote on a specific proposal, your common shares will be automatically voted as the Trustees recommend. The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Proposals	Please vote by filling in the appropriate box below.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AT 14.			FOR	AGAINST	ABSTAIN

1A. Fixing the number of Trustees at 14.			□	□	□

THE TRUSTEES RECOMMEND A VOTE FOR ALL NOMINEES.

1B. Electing your fund’s 14 nominees for Trustees.
			FOR ALL	WITHHOLD ALL	FOR ALL
01) Liaquat Ahamed	06) Robert J. Darretta	11) Robert E. Patterson			EXCEPT*
02) Ravi Akhoury	07) Katinka Domotorffy	12) George Putnam, III	□	□	□
03) Barbara M. Baumann	08) John A. Hill	13) Robert L. Reynolds
04) Jameson A. Baxter	09) Paul L. Joskow	14) W. Thomas Stephens
05) Charles B. Curtis	10) Kenneth R. Leibler

THE TRUSTEES RECOMMEND A VOTE AGAINST PROPOSAL 2.
			FOR	AGAINST	ABSTAIN
2. Approval of the conversion of your fund from closed-end to open-end			□	□	□
status and certain related amendments to your fund’s Declaration of Trust.

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the “FOR ALL EXCEPT” box and write the name(s) or number(s) of the excluded nominee(s) below:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on April 23, 2015.
The Proxy Statement for this meeting is available at: www.proxyonline.com/docs/putnamcef.pdf.

If you have any questions on these proposals, please call 1-800-283-5915.				Please sign and date the other side of this card.

Cusip: 123456789		Barcode	TAG ID: 12345678

PUTNAM MUNICIPAL OPPORTUNITIES TRUST

By signing below, you, as a holder of common shares of Putnam Municipal Opportunities Trust, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund common shares on your behalf at the meeting of the shareholders of Putnam Municipal Opportunities Trust. The meeting will take place on April 23, 2015 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign this proxy card, your common shares will be voted on your behalf exactly as you have indicated on the other side of this card. If you simply sign this proxy card, and do not vote on a specific proposal, your common shares will be automatically voted as the Trustees recommend. The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Proposals	Please vote by filling in the appropriate box below.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AT 14.			FOR	AGAINST	ABSTAIN

1A. Fixing the number of Trustees at 14.			□	□	□

THE TRUSTEES RECOMMEND A VOTE FOR ALL NOMINEES.

1B. Electing your fund’s 12 nominees for Trustees voted on by the common and preferred shareholders voting as a single class.
			FOR ALL	WITHHOLD ALL	FOR ALL
01) Liaquat Ahamed	05) Charles B. Curtis	09) Kenneth R. Leibler			EXCEPT*
02) Ravi Akhoury	06) Robert J. Darretta	10) George Putnam, III	□	□	□
03) Barbara M. Baumann	07) Katinka Domotorffy	11) Robert L. Reynolds
04) Jameson A. Baxter	08) Paul L. Joskow	12) W. Thomas Stephens

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the “FOR ALL EXCEPT” box and write the name(s) or number(s) of the excluded nominee(s) below:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on April 23, 2015.
The Proxy Statement for this meeting is available at: www.proxyonline.com/docs/putnamcef.pdf.

If you have any questions on these proposals, please call 1-800-283-5915.				Please sign and date the other side of this card.

Cusip: 123456789		Barcode	TAG ID: 12345678

PUTNAM MUNICIPAL OPPORTUNITIES TRUST

By signing below, you, as a holder of preferred shares of Putnam Municipal Opportunities Trust, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund preferred shares on your behalf at the meeting of the shareholders of Putnam Municipal Opportunities Trust. The meeting will take place on April 23, 2015 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign this proxy card, your preferred shares will be voted on your behalf exactly as you have indicated on the other side of this card. If you simply sign this proxy card, and do not vote on a specific proposal, your preferred shares will be automatically voted as the Trustees recommend. The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Proposals	Please vote by filling in the appropriate box below.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AT 14.			FOR	AGAINST	ABSTAIN

1A. Fixing the number of Trustees at 14.			□	□	□

THE TRUSTEES RECOMMEND A VOTE FOR ALL NOMINEES.

1B. Electing your fund’s 14 nominees for Trustees.
			FOR ALL	WITHHOLD ALL	FOR ALL
01) Liaquat Ahamed	06) Robert J. Darretta	11) Robert E. Patterson			EXCEPT*
02) Ravi Akhoury	07) Katinka Domotorffy	12) George Putnam, III	□	□	□
03) Barbara M. Baumann	08) John A. Hill	13) Robert L. Reynolds
04) Jameson A. Baxter	09) Paul L. Joskow	14) W. Thomas Stephens
05) Charles B. Curtis	10) Kenneth R. Leibler

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the “FOR ALL EXCEPT” box and write the name(s) or number(s) of the excluded nominee(s) below:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on April 23, 2015.
The Proxy Statement for this meeting is available at: www.proxyonline.com/docs/putnamcef.pdf.

If you have any questions on these proposals, please call 1-800-283-5915.				Please sign and date the other side of this card.

Cusip: 123456789		Barcode	TAG ID: 12345678

PUTNAM PREMIER INCOME TRUST

By signing below, you, as a holder of common shares of Putnam Premier Income Trust, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund common shares on your behalf at the meeting of the shareholders of Putnam Premier Income Trust. The meeting will take place on April 23, 2015 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign this proxy card, your common shares will be voted on your behalf exactly as you have indicated on the other side of this card. If you simply sign this proxy card, and do not vote on a specific proposal, your common shares will be automatically voted as the Trustees recommend. The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Proposals	Please vote by filling in the appropriate box below.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AT 14.			FOR	AGAINST	ABSTAIN

1A. Fixing the number of Trustees at 14.			□	□	□

THE TRUSTEES RECOMMEND A VOTE FOR ALL NOMINEES.

1B. Electing your fund’s 14 nominees for Trustees.
			FOR ALL	WITHHOLD ALL	FOR ALL
01) Liaquat Ahamed	06) Robert J. Darretta	11) Robert E. Patterson			EXCEPT*
02) Ravi Akhoury	07) Katinka Domotorffy	12) George Putnam, III	□	□	□
03) Barbara M. Baumann	08) John A. Hill	13) Robert L. Reynolds
04) Jameson A. Baxter	09) Paul L. Joskow	14) W. Thomas Stephens
05) Charles B. Curtis	10) Kenneth R. Leibler

THE TRUSTEES RECOMMEND A VOTE AGAINST PROPOSAL 2.			FOR	AGAINST	ABSTAIN
2. Approval of the conversion of your fund from closed-end to open-end			□	□	□
status and certain related amendments to your fund’s Declaration of Trust.

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the “FOR ALL EXCEPT” box and write the name(s) or number(s) of the excluded nominee(s) below:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on April 23, 2015.
The Proxy Statement for this meeting is available at: www.proxyonline.com/docs/putnamcef.pdf.

If you have any questions on these proposals, please call 1-800-283-5915.				Please sign and date the other side of this card.

Cusip: 123456789		Barcode	TAG ID: 12345678